UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-7123

ADVANTAGE FUNDS, INC.

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	8/31
Date of reporting period:	8/31/11

Advantage Funds, Inc.

      -Dreyfus Emerging Leaders Fund

      -Dreyfus International Value Fund

      -Dreyfus Opportunistic Midcap Value Fund

      -Dreyfus Opportunistic Small Cap Fund

      -Dreyfus Strategic Value Fund

      -Dreyfus Structured Midcap Fund

      -Dreyfus Technology Growth Fund

FORM N-CSR

Item 1.                        Reports to Stockholders.

Dreyfus
Emerging Leaders Fund

ANNUAL REPORT August 31, 2011

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The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Important Tax Information
28	Information About the Renewal of the Fund’s Management Agreement
33	Board Members Information
35	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Emerging Leaders Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Emerging Leaders Fund, covering the 12-month period from September 1, 2010, through August 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although stocks rallied strongly through the first quarter of 2011 due to expectations of a more robust economic recovery, the reporting period ended amid sharply deteriorating investor sentiment due to disappointing economic data, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. In the final month of the reporting period, a major credit rating agency downgraded U.S. long-term debt, marking the first time in history that U.S.Treasury securities were not assigned the highest possible credit rating. Stocks proved volatile in this tumultuous environment, as the stalled economy caused most market sectors to give back many of the reporting period’s previous gains.

The economic outlook currently is clouded by heightened market volatility and political infighting, but we believe that a sustained, moderate global expansion is more likely than a double-dip recession. Inflationary pressures appear to be waning in most countries, including the United States, as energy prices have retreated from their highs.The Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by recent fiscal policy choices in the United States and Europe. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, Dreyfus Emerging Leaders Fund produced a total return of 12.28%.1 In comparison, the Russell 2000 Index (the “Index”) produced a total return of 22.19%.2

The changes in the investment environment over the last year were dra-matic.The period began with renewed optimism as the Federal Reserve launched its second round of quantitative easing and a resumption of stronger domestic economic growth occurred. By its end, world economic growth had slowed, a U.S. government default had been narrowly averted and the European financial system was under siege.

Investor sentiment shifted quickly with the changing environment. Rational longer-term perspectives gave way to a complete focus on only the very short term.As a result, the fund’s focus on future earnings, cash flow, and relative performance, combined with a soft patch of stock selection, detracted from the fund’s performance relative to the benchmark.

The Fund’s Investment Approach

The fund seeks capital growth. Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis. The fund’s portfolio managers use a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment. A company’s stated and hidden liabilities and assets are included in the portfolio managers’ economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the fund’s investable universe. The fund’s portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the fund’s portfolio to reflect new developments.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Concerns Sparked Heightened Market Volatility

Investors’ economic outlooks improved markedly amid expectations of a stronger economic recovery early in the reporting period, sending stock prices higher. However, the rally was interrupted in February 2011 when political unrest in the Middle East led to sharply rising energy prices, and again in March when natural and nuclear disasters in Japan threatened one of the world’s largest economies. Nonetheless, investors proved resilient and U.S. stocks rebounded quickly from these unexpected shocks.

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default on its sovereign debt, economic data proved disappointing and a contentious debate regarding U.S. government spending and borrowing intensified. Stocks suffered heightened volatility over the summer of 2011 as newly risk-averse investors generally disregarded the long-term strengths of individual companies in favor of reacting to near-term macroeconomic develop-ments.The reporting period ended on a pessimistic note after a major credit-rating agency downgraded U.S.Treasury bonds.

Deteriorating Investor Sentiment Dampened Fund Results

The fund’s investment approach focuses on companies that we believe to be priced below their real worth and that have strong earnings and cash flow prospects over the next one to three years. The approach fell out of favor during the May to August time period when investors proved unwilling to look beyond the next several months for their investment horizon. Relative performance was negatively impacted by this development.

The fund’s investment team also hit a soft patch of weak stock selection. A few holdings and industry overweights hampered our returns. Meritor, a leading manufacturer of axles and drivetrains for trucks, experienced higher than expected raw materials costs and announced a delay in its earnings recovery. Lennox International, one of the oldest and most established names in heating and air conditioning systems, suffered from a lack of new orders.Velti, one of the most interesting prospects in the nascent market of advertising on cellular phones, struggled in a market environment that demanded short-term earnings results. An overweighted position in machinery stocks based on the belief that U.S. manufacturing is in the middle of a multi-year renaissance gave back earlier gains. Positions in building products struggled as limited evidence of a turn in residential construction appeared during the reporting period.

4

Weakness in these areas was offset to a degree by better results in other market sectors. In the energy sector, natural gas producers Gulfport Energy, SandRidge Energy and Cabot Oil & Gas benefited from increased production activity when commodity prices moved higher. In the health care sector, drug developer King Pharmaceuticals advanced when it accepted an acquisition offer, while takeover speculation also lifted the stocks of Pain Therapeutics and Onyx Pharmaceuticals. Several industrials holdings fared well, including wire-and-cables producer WESCO International and mechanical transmissions maker Altra Holdings.

Uncertainty Creates Opportunity

We remain committed to finding companies priced below their real worth that are positioned to deliver strong earnings and cash flow over the next few years.While there are a number of concerns dominating the current investment landscape, we believe that investors’ current focus on short-term results is likely to shift to a long-term perspective in time. As in the past, when a greater level of clarity returns to the market, we would expect our approach to regain favor and more competitive returns to be delivered in that more traditional environment. In the meantime, we have found what we believe are a number of exciting investment opportunities in the industrials, consumer discretionary and information technology sectors.We have found fewer opportunities in the materials sector, where moderating commodity prices could put pressure on earnings, and in the utilities sector, where few companies meet our valuation standards.

September 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The
Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

Average Annual Total Returns as of 8/31/11
	1Year	5 Years	10 Years
Fund	12.28%	–5.63%	0.25%
Russell 2000 Index	22.19%	1.53%	5.85%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Emerging Leaders Fund on 8/31/01 to a
$10,000 investment made in the Russell 2000 Index (the “Index”) on that date. All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Russell
2000 Index is an unmanaged index and is composed of the 2,000 smallest companies in the Russell 3000 Index.The
Russell 3000 Index is composed of 3,000 of the largest U.S. companies by market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial
Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Emerging Leaders Fund from March 1, 2011 to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2011

Expenses paid per $1,000†	$7.12
Ending value (after expenses)	$788.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2011

Expenses paid per $1,000†	$8.03
Ending value (after expenses)	$1,017.24

† Expenses are equal to the fund’s annualized expense ratio of 1.58%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS
August 31, 2011

Common Stocks—115.0%	Shares	Value ($)
Consumer Discretionary—40.0%
Accuride	58,390[a]	492,228
American Axle & Manufacturing Holdings	52,284[a]	488,855
Dana Holding	154,600[a]	1,971,150
DFC Global	109,230[a,b]	2,410,706
Equifax	48,650	1,572,854
Express	101,870	1,944,698
Group 1 Automotive	63,610	2,655,718
Guess?	23,910	815,570
Herman Miller	56,250	1,117,688
ICF International	83,550[a]	1,894,078
Kelly Services, Cl. A	165,550	2,516,360
Liz Claiborne	601,450[a,b]	3,139,569
Meritage Homes	139,630[a,b]	2,615,270
Meritor	287,870[a,b]	2,432,502
Oshkosh	83,350[a]	1,643,662
Saks	296,060[a,b]	2,865,861
Standard-Pacific	335,180[a,b]	861,413
Steelcase, Cl. A	133,250	1,103,310
Tower International	75,620[a]	1,054,143
TrueBlue	33,650[a]	472,782
Williams-Sonoma	76,470	2,531,922
Wright Express	65,870[a]	2,775,762
		39,376,101
Consumer Staples—1.2%
Dole Food	61,290[a,b]	690,738
Primo Water	74,210[b]	524,665
		1,215,403
Energy—8.2%
Endeavour International	109,600[a,b]	1,080,656
Forest Oil	61,110[a]	1,189,812
Gulfport Energy	83,480[a]	2,412,572
Resolute Energy	112,270[a]	1,514,522
SandRidge Energy	263,320[a,b]	1,932,769
		8,130,331

8

Common Stocks (continued)	Shares	Value ($)
Financial—10.9%
Brown & Brown	81,380	1,709,794
Employers Holdings	91,760	1,122,225
Jones Lang LaSalle	39,630	2,651,643
Nelnet, Cl. A	24,360	467,712
Och-Ziff Capital
Management Group, Cl. A	98,450	1,117,407
Popular	207,050 [a]	430,664
Portfolio Recovery Associates	25,060 [a,b]	1,832,638
PrivateBancorp	86,910	771,761
Starwood Property Trust	33,100 [c]	612,350
		10,716,194
Health Care—10.4%
Align Technology	69,580 [a,b]	1,328,978
Durect	171,500 [a]	286,405
Emergent BioSolutions	158,740 [a]	2,868,432
Hanger Orthopedic Group	167,940 [a]	3,153,913
Onyx Pharmaceuticals	20,930 [a]	712,248
Sagent Pharmaceuticals	33,210	763,498
Salix Pharmaceuticals	18,880 [a]	574,896
United Therapeutics	13,020 [a]	561,813
		10,250,183
Industrial—12.6%
Columbus McKinnon	100,700 [a]	1,452,094
Con-way	29,770	761,814
Granite Construction	84,710 [b]	1,756,038
Griffon	60,350 [a]	527,459
Landstar System	44,640	1,807,474
Lennox International	31,900	995,918
Orion Marine Group	91,980 [a,b]	591,431
Saia	35,290 [a]	422,421
Sterling Construction	45,800 [a]	584,408
Trinity Industries	44,670 [b]	1,231,105
UTi Worldwide	168,700	2,285,042
		12,415,204

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology—21.1%
Brocade Communications Systems	158,940[a]	615,098
CSG Systems International	102,250[a,b]	1,366,060
DealerTrack Holdings	176,960[a]	3,312,691
Encore Wire	60,310	1,351,547
Hubbell, Cl. B	12,460	736,760
MICROS Systems	58,340[a]	2,780,484
Microsemi	122,270[a,b]	1,898,853
ScanSource	99,460[a,b]	3,078,287
SYKES Enterprises	53,080[a]	830,702
Take-Two Interactive Software	77,020[a]	1,018,204
Velti	220,620[a]	2,087,065
Vishay Intertechnology	47,750[a,b]	544,350
Watts Water Technologies, Cl. A	40,810	1,155,739
		20,775,840
Materials—4.7%
Cytec Industries	4,660	211,564
Georgia Gulf	56,250[a,b]	1,191,937
Mohawk Industries	26,650[a]	1,320,508
Omnova Solutions	98,520[a]	434,473
Zoltek	162,250[a,b]	1,427,800
		4,586,282
Telecommunications—5.9%
Cbeyond	73,220[a]	680,214
GeoEye	94,500[a]	3,418,065
JDS Uniphase	134,680[a]	1,746,800
		5,845,079
Total Common Stocks
(cost $124,868,784)		113,310,617

10

Other Investment—.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $46,000)	46,000[d]	46,000

Investment of Cash Collateral
for Securities Loaned—15.9%
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $15,699,771)	15,699,771[d]	15,699,771

Total Investments (cost $140,614,555)	131.0%	129,056,388
Liabilities, Less Cash and Receivables	(31.0%)	(30,526,025)
Net Assets	100.0%	98,530,363

a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2011, the value of the fund’s securities on loan was
$15,043,900 and the value of the collateral held by the fund was $15,699,771.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Consumer Discretionary	40.0	Energy	8.2
Information Technology	21.1	Telecommunications	5.9
Money Market Investments	16.0	Materials	4.7
Industrial	12.6	Consumer Staples	1.2
Financial	10.9
Health Care	10.4		131.0

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $15,043,900)—Note 1(b):
Unaffiliated issuers	124,868,784	113,310,617
Affiliated issuers	15,745,771	15,745,771
Cash		3,928
Receivable for investment securities sold		2,353,641
Dividends and securities lending income receivable		39,996
Receivable for shares of Common Stock subscribed		833
Prepaid expenses		20,802
		131,475,588
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		134,045
Liability for securities on loan—Note 1(b)		15,699,771
Payable for shares of Common Stock redeemed		14,706,544
Payable for investment securities purchased		2,227,604
Accrued expenses		177,261
		32,945,225
Net Assets ($)		98,530,363
Composition of Net Assets ($):
Paid-in capital		151,727,851
Accumulated net realized gain (loss) on investments		(41,639,321)
Accumulated net unrealized appreciation
(depreciation) on investments		(11,558,167)
Net Assets ($)		98,530,363
Shares Outstanding
(100 million shares of $.001 par value shares of Common Stock authorized)		5,696,751
Net Asset Value, offering and redemption price per share ($)		17.30

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended August 31, 2011

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,395,196
Affiliated issuers	2,146
Income from securities lending—Note 1 (b)	83,992
Total Income	1,481,334
Expenses:
Management fee—Note 3(a)	1,332,732
Shareholder servicing costs—Note 3(b)	612,098
Professional fees	112,322
Prospectus and shareholders’ reports	64,799
Custodian fees—Note 3(b)	30,706
Registration fees	16,924
Directors’ fees and expenses—Note 3(c)	9,747
Loan commitment fees—Note 2	2,048
Miscellaneous	9,744
Total Expenses	2,191,120
Less—reduction in fees due to earnings credits—Note 3(b)	(569)
Net Expenses	2,190,551
Investment (Loss)—Net	(709,217)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	23,782,308
Net unrealized appreciation (depreciation) on investments	(2,153,626)
Net Realized and Unrealized Gain (Loss) on Investments	21,628,682
Net Increase in Net Assets Resulting from Operations	20,919,465

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2011	2010
Operations ($):
Investment (loss)—net	(709,217)	(77,479)
Net realized gain (loss) on investments	23,782,308	4,443,160
Net unrealized appreciation
(depreciation) on investments	(2,153,626)	2,996,662
Net Increase (Decrease) in Net Assets
Resulting from Operations	20,919,465	7,362,343
Dividends to Shareholders from ($):
Investment income—net	(22,307)	(289,551)
Capital Stock Transactions ($):
Net proceeds from shares sold	7,120,073	6,198,985
Dividends reinvested	21,930	285,155
Cost of shares redeemed	(54,238,609)	(25,781,361)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(47,096,606)	(19,297,221)
Total Increase (Decrease) in Net Assets	(26,199,448)	(12,224,429)
Net Assets ($):
Beginning of Period	124,729,811	136,954,240
End of Period	98,530,363	124,729,811
Undistributed investment income—net	—	20,961
Capital Share Transactions (Shares):
Shares sold	352,602	375,478
Shares issued for dividends reinvested	1,001	17,583
Shares redeemed	(2,750,320)	(1,578,660)
Net Increase (Decrease) in Shares Outstanding	(2,396,717)	(1,185,599)

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.41	14.76	24.19	33.88	41.32
Investment Operations:
Investment income (loss)—net[a]	(.10)	(.01)	.05	.08	.04
Net realized and unrealized
gain (loss) on investments	1.99	.69[b]	(7.62)	(4.27)	2.28
Total from Investment Operations	1.89	.68	(7.57)	(4.19)	2.32
Distributions:
Dividends from
investment income—net	(.00)[c]	(.03)	(.07)	(.00)[c]	—
Dividends from net realized
gain on investments	—	—	(1.79)	(5.50)	(9.76)
Total Distributions	(.00)[c]	(.03)	(1.86)	(5.50)	(9.76)
Net asset value, end of period	17.30	15.41	14.76	24.19	33.88
Total Return (%)	12.28	4.62	(29.73)	(13.39)	4.68
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.48	1.45	1.55	1.38	1.33
Ratio of net expenses
to average net assets	1.48	1.40	1.43	1.37	1.33
Ratio of net investment income
(loss) to average net assets	(.48)	(.05)	.33	.31	.11
Portfolio Turnover Rate	98.84	181.65	54.47	65.98	67.66
Net Assets, end of period ($ x 1,000)	98,530	124,730	136,954	261,379	446,201

a Based on average shares outstanding at each month end.
b Amount includes litigation proceeds received by the fund amounting to $.15 per share for the year ended
August 31, 2010.
c Amount represents less than $.01 per share.

See notes to financial statements.

The Fund	15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Emerging Leaders Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is to seek capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of NewYork Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to the public without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the

16

measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price.

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All preceding securities are categorized as Level 1 in the hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

18

The following is a summary of the inputs used as of August 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	108,938,510	—	—	108,938,510
Equity Securities—
Foreign†	4,372,107	—	—	4,372,107
Mutual Funds	15,745,771	—	—	15,745,771
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements” (“ASU 2010-06”). The portions of ASU 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2011, The Bank of New York Mellon earned $27,997 from lending portfolio securities, pursuant to the securities lending agreement.

20

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended August 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2010	($)	Purchases ($)	Sales ($)	8/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,597,000		57,155,000	58,706,000	46,000.1
Dreyfus
Institutional
Cash
Advantage
Fund	10,922,389		161,642,696	156,865,314	15,699,771		15.9
Total	12,519,389		218,797,696	215,571,314	15,745,771		16.0

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2011, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $41,631,021 and unrealized depreciation $11,566,467.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2011. If not applied, the carryover expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2011 and August 31, 2010 were as follows: ordinary income $22,307 and $289,551, respectively.

During the period ended August 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $710,563, decreased accumulated net realized gain (loss) on investments by $521 and decreased paid-in capital by $710,042. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective

22

Facility at the time of borrowing. During the period ended August 31, 2011, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .90% of the value of the fund’s average daily net assets and is payable monthly.The Manager had agreed from September 1, 2010 through March 31, 2011, to waive receipt of its fees and/or assume the expenses of the fund so that the total annual fund operating expenses (excluding shareholder services fees, taxes, brokerage commissions, interest on borrowings and extraordinary expenses) did not exceed 1.15% of the value of the funds average daily net assets. At August 31, 2011, there were no reductions in management fee, pursuant to the undertakings.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2011, the fund was charged $370,203 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2011, the fund was charged $76,431 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2011, the fund was charged $12,412 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $569.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2011, the fund was charged $30,706 pursuant to the custody agreement.

During the period ended August 31, 2011, the fund was charged $7,225 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $85,285, shareholder services plan fees $23,690, custodian fees $10,000, chief compliance officer fees $3,253 and transfer agency per account fees $11,817.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

24

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2011 amounted to $142,850,598 and $173,595,860, respectively.

At August 31, 2011, the cost of investments for federal income tax purposes was $140,622,855; accordingly, accumulated net unrealized depreciation on investments was $11,566,467, consisting of $5,083,863 gross unrealized appreciation and $16,650,330 gross unrealized depreciation.

NOTE 5—Plan of Reorganization:

On April 7, 2011, the fund’s Board of Directors approved the merger of the fund and Dreyfus Opportunistic Small Cap Fund (the “Acquiring Fund”). On September 15, 2011, the shareholders of the fund approved a Plan of Reorganization to allow the fund to transfer all of its assets in a tax-free reorganization to the Acquiring Fund, in exchange solely for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the fund’s net assets and the assumption by the Acquiring Fund of the fund’s stated liabilities (the “Reorganization”).The shares of the Acquiring Fund received by the fund in the Reorganization will be distributed by the fund to its shareholders in liquidation of the fund, after which the fund will cease operations and will be terminated as a series of the Company.The Reorganization is anticipated to occur on or about November 28, 2011.

The Fund	25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Emerging Leaders Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Emerging Leaders Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Emerging Leaders Fund at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2011

26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2011 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $22,307 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

The Fund	27

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 1, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also

28

considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010 and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of December 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board members discussed the results of the comparisons and noted that the fund’s total return performance was below the Performance Group and Performance Universe medians for the various periods, except for the one-year period when the fund’s performance was above the Performance Group and Performance Universe medians and ranked in the first quartile. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Fund	29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group and the Expense Universe medians.The Board also considered the current fee waiver and expense reimbursement arrangement undertaken by Dreyfus.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the prof-

30

itability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was concerned with the fund’s relative performance and agreed to closely monitor performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

32

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Peggy C. Davis (68)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53
———————
David P. Feldman (71)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 50

The Fund	33

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ehud Houminer (71)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Dr. Martin Peretz (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 35
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

34

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

The Fund	35

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

36

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

The Fund	37

Ticker Symbol: DRELX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
International
Value Fund

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
15	Statement of Assets and Liabilities
16	Statement of Operations
17	Statement of Changes in Net Assets
19	Financial Highlights
23	Notes to Financial Statements
35	Report of Independent Registered Public Accounting Firm
36	Important Tax Information
37	Information About the Renewal of the Fund’s Management Agreement
42	Board Members Information
44	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
International Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus International Value Fund, covering the 12-month period from September 1, 2010, through August 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although stocks in some markets rallied strongly through the end of 2010 due to expectations of a more robust economic recovery, the reporting period ended amid broadly deteriorating investor sentiment due to disappointing global economic data, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. In the final month of the reporting period, a major credit rating agency downgraded U.S. long-term debt, marking the first time in history that U.S.Treasury securities were not assigned the highest possible credit rating. Stocks in markets throughout the world proved volatile in this tumultuous environment, as the stalled U.S. and global economies caused many market sectors to give back a portion of the reporting period’s previous gains.

The global economic outlook currently is clouded by heightened market volatility and geopolitical instability, but we believe that a sustained, moderate global expansion is more likely than a double-dip recession. Inflationary pressures appear to be waning in most countries, including the United States, as energy prices have retreated from their highs.Various central banks have signaled their intention to maintain accommodative monetary policies, which may help offset the financial stresses expected from recent fiscal policy choices in the United States and Europe. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by D. Kirk Henry, Senior Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, Dreyfus International Value Fund’s Class A shares produced a total return of 4.32%, Class B shares returned 3.14%, Class C shares returned 3.48% and Class I shares returned 4.67%.1 In comparison, the fund’s benchmark, the Morgan Stanley Capital International Europe,Australasia, Far East Index (“MSCI EAFE Index”), produced a total return of 10.01% for the same period.2

Strong corporate earnings buoyed international stocks over the reporting period’s first half, but macroeconomic challenges later erased many of those gains.The fund produced lower returns than its benchmark, as the valuation factors considered by our investment process fell out of favor among investors.

The Fund’s Investment Approach

The fund seeks long-term capital growth.The fund ordinarily invests most of its assets in securities of foreign companies which Dreyfus considers to be value companies.

The fund’s investment approach is value-oriented and research-driven. In selecting stocks, we attempt to identify potential investments through extensive quantitative and fundamental research. Emphasizing individual stock selection over economic or industry trends, the fund focuses on three key factors: value, or how a stock is valued relative to its intrinsic worth based on traditional value measures; business health, or overall efficiency and profitability as measured by return on assets and return on equity; and business momentum, or the presence of a catalyst (such as corporate restructuring, change in management or spin-off) that will trigger a price increase near term to midterm.

The fund typically sells a stock when it is no longer considered a value company, appears less likely to benefit from the current market and economic environment, shows deteriorating fundamentals or declining momentum, or falls short of our expectations.

Macroeconomic Developments Challenged Global Markets

Expectations of continued global economic recovery prevailed through the first quarter of 2011, supporting investor sentiment and earnings of

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

international companies.While global markets continued to advance during the spring of 2011, investors grew concerned about several economic challenges, including a sovereign debt crisis in Europe, inflationary pressures in China and rising energy prices stemming from political unrest in the Middle East. In March, catastrophic natural and nuclear disasters struck Japan, causing disruptions in the global industrial supply chain. However, most equity markets rebounded quickly, and the MSCI EAFE Index hit new highs for the reporting period in April.

By May, investor sentiment began to deteriorate in earnest. U.S. economic growth proved more sluggish than expected, and investors worried about a contentious debate regarding government spending and borrowing. In Europe, the debt problems facing Ireland, Portugal, Spain and Italy intensified, and Greece faced the possibility of default. Consequently, international markets lost much of the ground they had gained earlier.

Valuation Criteria Fell Out of Favor

Companies that met near-term expectations tended to hold up well in this environment, but those that fell short were punished, often regardless of attractive valuations and longer-term fundamental strengths. In Hong Kong, apparel retailer Esprit Holdings suffered amid slower economic growth in European markets despite apparent progress in engineering a turnaround. German electric utilities RWE and E.ON were hurt by the government’s decision to phase out nuclear power, and the fund did not own some of the German carmakers that captured market share from idled Japanese companies. Some metals-and-mining companies in Australia buoyed the benchmark’s return but did not meet our investment criteria. A number of French financial companies struggled with exposure to the troubled debt of nearby nations, and food retailer Carrefour encountered competitive pressures. In Japan, technology companies Ricoh, Fujitsu and NEC were hurt by earthquake-related disruptions, while Nintendo encountered disappointing sales of a new gaming product. U.K. catalog retailer Home Retail Group and the Netherlands’ Koninklijke Philips Electronics also detracted from relative performance.

The fund achieved better results through lack of exposure to Greece and an underweighted position in Spain. In Norway, aluminum producer Norsk Hydro benefited from rising commodity prices. Financial institutions in Singapore, including DBS Group Holdings and United Overseas Bank, proved well positioned to finance the region’s growth.

4

U.K. insurance company Resolution also fared relatively well.The health care sector benefited as investors turned to traditionally defensive market sectors, bolstering pharmaceutical developers Sanofi, Roche Holding and Novartis. Finally, Japanese telecommunications firm KDDI climbed on the strength of a recent corporate restructuring and stock repurchase program.

Identifying Opportunities Despite Global Challenges

Although we expect the global recovery to persist, current challenges could affect some regions and industry groups more than others.We have found few opportunities among financial companies in the European Union, but some in Japan and the United Kingdom look more attractive to us.We also have identified what we believe to be compelling values among consumer discretionary companies, and we have continued to seek growth opportunities in the health care sector.

September 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The fund’s performance will be influenced by political, social and economic factors affecting investments in foreign companies. Special risks associated with investments in foreign companies include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political instability and differing auditing and legal standards.These risks are enhanced in emerging market countries. Please read the prospectus for further discussion of these risks.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 1, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley Capital International Europe,Australasia, Far East
(MSCI EAFE) Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.The Index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
†† The total return figures presented for Class B and Class C shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to November 15, 2002 (the inception date for Class B and Class C shares respectively), adjusted to reflect the applicable sales load for each share class. The total return figures presented for
Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to November 15,
2002 (the inception date for Class I shares).
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares of
Dreyfus International Value Fund on 8/31/01 to a $10,000 investment made in the Morgan Stanley Capital
International Europe,Australasia, Far East Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of
Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index is an unmanaged index composed of a sample of companies representative of the market structure of European and Pacific Basin countries.
Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/11

Inception
	Date	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	9/29/95	–1.65%	–4.19%	3.59%
without sales charge	9/29/95	4.32%	–3.05%	4.20%
Class B shares
with applicable redemption charge †	11/15/02	–0.86%	–4.17%	3.81%†††
without redemption	11/15/02	3.14%	–3.92%	3.81%†††
Class C shares
with applicable redemption charge ††	11/15/02	2.48%	–3.80%	3.52%†††
without redemption	11/15/02	3.48%	–3.80%	3.52%†††
Class I shares	11/15/02	4.67%	–2.62%	4.56%†††
Morgan Stanley Capital
International Europe,
Australasia, Far East Index		10.01%	–1.48%	4.96%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
†††	The total return performance figures presented for Class B and Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to November 15, 2002 (the inception date for Class B and Class C shares respectively), adjusted to reflect the applicable sales load for each share class.The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to November 15, 2002 (the inception date for Class I shares).

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus International Value Fund from March 1, 2011 to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2011
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$6.82	$12.63	$10.31	$4.91
Ending value (after expenses)	$853.80	$848.30	$850.30	$855.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2011
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$7.43	$13.74	$11.22	$5.35
Ending value (after expenses)	$1017.85	$1,011.54	$1,014.06	$1,019.91

† Expenses are equal to the fund’s annualized expense ratio of 1.46% for Class A, 2.71% for Class B, 2.21% for
Class C and 1.05% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
August 31, 2011

Common Stocks—98.3%	Shares	Value ($)
Australia—5.1%
Billabong International	169,170	622,068
BlueScope Steel	484,227	424,443
National Australia Bank	100,780	2,555,320
Nufarm	237,772[a]	973,455
Primary Health Care	465,518	1,542,604
Qantas Airways	353,980[a]	594,066
QBE Insurance Group	162,120	2,446,964
Toll Holdings	251,139	1,302,003
		10,460,923
Belgium—.3%
Delhaize Group	10,780	722,858
Brazil—1.9%
Banco Santander Brasil, ADS	134,120	1,290,234
Petroleo Brasileiro, ADR	50,900	1,478,645
Tele Norte Leste Participacoes, ADR	90,050	1,179,655
		3,948,534
China—2.9%
Beijing Capital International Airport, Cl. H	1,952,000	932,646
China Dongxiang Group	3,151,000	708,240
China Railway Group, Cl. H	1,814,000	521,890
Foxconn International Holdings	1,910,000[a]	949,376
Guangzhou Automobile Group, Cl. H	864,194	935,692
Huaneng Power International, ADR	8,590	168,020
Huaneng Power International, Cl. H	1,714,000	840,946
PetroChina, ADR	7,931	1,019,134
		6,075,944
Finland—1.6%
Nokia	513,250	3,317,759
France—11.9%
Alstom	35,540	1,650,287
Carrefour	106,950	2,851,426
Credit Agricole	111,440	1,091,924
EDF	46,910	1,436,667
France Telecom	135,785	2,594,220
GDF Suez	56,920	1,795,154

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
France (continued)
Lagardere	17,140	586,114
Sanofi	54,681	3,979,285
Societe Generale	50,934	1,709,165
Total	93,490	4,565,450
Vivendi	96,732	2,357,368
		24,617,060
Germany—7.6%
Aixtron	26,460	593,140
Allianz	14,810	1,526,017
Bayer	27,730	1,788,146
Celesio	48,640	809,805
Commerzbank	500,010[a]	1,486,081
Daimler	21,926	1,186,475
Deutsche Bank	31,420	1,274,827
Deutsche Telekom	94,850	1,199,829
E.ON	164,740	3,610,062
Muenchener Rueckversicherungs	9,390	1,225,715
RWE	25,024	940,009
		15,640,106
Hong Kong—3.7%
China Mobile, ADR	16,530	845,840
Esprit Holdings	1,379,370	3,871,027
Hang Seng Bank	156,700	2,308,481
Pacific Basin Shipping	1,329,000	643,517
		7,668,865
India—.6%
Reliance Industries, GDR	36,794[b]	1,274,176
Israel—1.8%
Teva Pharmaceutical Industries, ADR	91,790	3,796,434
Italy—3.2%
Banco Popolare	82,490	141,485
Buzzi Unicem	27,120[a]	271,925
ENI	46,395	933,045
Finmeccanica	201,746	1,501,198

10

Common Stocks (continued)	Shares	Value ($)
Italy (continued)
Saras	1,657,310[a]	3,013,984
Unipol Gruppo Finanziario	1,472,794[a]	704,091
		6,565,728
Japan—21.4%
Astellas Pharma	26,700	1,003,560
East Japan Railway	33,100	1,977,700
Fujitsu	206,000	1,038,475
INPEX	216	1,452,788
Kao	57,200	1,512,733
Kirin Holdings	66,000	874,024
Matsumotokiyoshi Holdings	62,000	1,262,348
Medipal Holdings	192,600	1,770,803
Mitsubishi UFJ Financial Group	669,900	3,009,607
NEC	254,000[a]	517,487
Nintendo	3,870	677,263
Nippon Express	276,000	1,149,850
Nomura Holdings	200,400	840,125
Panasonic	189,700	2,004,275
Ricoh	232,800	2,097,845
Sekisui House	112,000	1,003,422
Seven & I Holdings	55,700	1,467,972
Shimachu	25,000	582,147
Shimizu	219,000	978,164
Shin-Etsu Chemical	46,920	2,359,175
Sumitomo Mitsui Financial Group	93,200	2,744,756
Sumitomo Mitsui Trust Holdings	353,560	1,191,308
Taiyo Nippon Sanso	283,000	2,095,612
Tokyo Electron	33,500	1,599,092
Tokyo Gas	229,000	1,049,745
Tokyo Steel Manufacturing	243,800	2,298,859
Toyoda Gosei	71,400	1,279,363
Toyota Motor	93,000	3,320,648
Yamada Denki	13,850	1,011,121
		44,170,267

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Netherlands—3.5%
Aegon	272,135[a]	1,224,361
Heineken	9,780	489,534
Koninklijke Philips Electronics	156,429	3,309,965
Royal Dutch Shell, Cl. A	66,285	2,216,673
		7,240,533
Norway—.3%
Norsk Hydro	114,408	698,488
Russia—.2%
Gazprom, ADR	24,600	306,270
Singapore—2.1%
DBS Group Holdings	265,539	2,921,524
United Overseas Bank	88,654	1,365,550
		4,287,074
South Africa—1.0%
Murray & Roberts Holdings	183,040	727,868
Standard Bank Group	94,340	1,346,269
		2,074,137
South Korea—2.0%
KB Financial Group, ADR	17,434	719,676
Korea Electric Power	22,710[a]	480,021
Korea Electric Power, ADR	57,744[a]	606,889
Korea Exchange Bank	184,150	1,392,970
KT, ADR	19,520	333,597
SK Telecom, ADR	36,310	583,865
		4,117,018
Spain—1.3%
Banco Bilbao Vizcaya Argentaria	149,664	1,362,614
Gamesa Corp Tecnologica	208,202	1,258,232
		2,620,846
Sweden—3.4%
Husqvarna, Cl. B	191,560	1,001,374

12

Common Stocks (continued)	Shares	Value ($)
Sweden (continued)
Investor, Cl. B	55,370	1,091,422
Svenska Cellulosa, Cl. B	137,580	1,856,023
Telefonaktiebolaget LM Ericsson, Cl. B	277,920	3,135,721
		7,084,540
Switzerland—6.9%
Adecco	22,880[a]	1,068,405
Lonza Group	18,540[a]	1,220,509
Novartis	76,186	4,442,489
Roche Holding	27,190	4,760,823
UBS	185,338[a]	2,683,991
		14,176,217
Taiwan—.4%
United Microelectronics	2,234,720	870,485
United Kingdom—15.2%
Anglo American	57,193	2,383,699
BAE Systems	311,409	1,391,668
BP	566,393	3,700,223
easyJet	105,840[a]	589,995
Home Retail Group	956,458	1,979,585
HSBC Holdings	673,094	5,863,063
Lonmin	114,113	2,432,193
QinetiQ Group	318,490	641,602
Reed Elsevier	102,346	835,674
Resolution	306,491	1,325,410
Royal Dutch Shell, Cl. A	58,719	1,968,325
Tesco	447,713	2,751,557
Unilever	113,132	3,790,472
Vodafone Group	666,468	1,741,820
		31,395,286
Total Common Stocks
(cost $254,693,479)		203,129,548

The Fund	13

STATEMENT OF INVESTMENTS (continued)

Other Investment—.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred Plus Money Market Fund
(cost $1,100,000)	1,100,000[c]	1,100,000

Total Investments (cost $255,793,479)	98.8%	204,229,548
Cash and Receivables (Net)	1.2%	2,424,697
Net Assets	100.0%	206,654,245

ADR—American Depository Receipts
ADS—American Depository Shares
GDR—Global Depository Receipts
a Non-income producing security.
b Security exempt from registration under Rule 144A of the Securities Act of 1933.This security may be resold in transactions exempt from registration, normally to qualified institutional buyers.At August 31, 2011, this security was valued at $1,274,176 or .6% of net assets.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	22.7	Materials	7.6
Health Care	12.1	Information Technology	7.2
Consumer Discretionary	11.3	Utilities	5.3
Energy	10.6	Telecommunication Services	4.1
Industrial	9.8	Money Market Investment	.5
Consumer Staples	7.6		98.8

† Based on net assets.
See notes to financial statements.

14

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2011

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments:
Unaffiliated issuers			254,693,479	203,129,548
Affiliated issuers			1,100,000	1,100,000
Cash				369,859
Cash denominated in foreign currencies			848,156	848,549
Receivable for investment securities sold				956,551
Dividends and interest receivable				955,314
Receivable for shares of Common Stock subscribed				65,310
Prepaid expenses				18,781
				207,443,912
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				234,051
Payable for investment securities purchased				326,256
Payable for shares of Common Stock redeemed				113,441
Unrealized depreciation on forward foreign
currency exchange contracts—Note 4				621
Accrued expenses				115,298
				789,667
Net Assets ($)				206,654,245
Composition of Net Assets ($):
Paid-in capital				323,187,719
Accumulated undistributed investment income—net				5,768,709
Accumulated net realized gain (loss) on investments				(70,783,475)
Accumulated net unrealized appreciation (depreciation)
on investments and foreign currency transactions				(51,518,708)
Net Assets ($)				206,654,245

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	102,605,503	477,724	11,572,626	91,998,392
Shares Outstanding	9,599,987	45,450	1,100,912	8,618,934
Net Asset Value Per Share ($)	10.69	10.51	10.51	10.67

See notes to financial statements.

The Fund	15

STATEMENT OF OPERATIONS
Year Ended August 31, 2011

Investment Income ($):
Income:
Cash dividends (net of $817,888 foreign taxes withheld at source):
Unaffiliated issuers	8,492,801
Affiliated issuers	6,971
Interest	1,761
Total Income	8,501,533
Expenses:
Management fee—Note 3(a)	2,591,312
Shareholder servicing costs—Note 3(c)	581,443
Custodian fees—Note 3(c)	134,338
Distribution fees—Note 3(b)	120,659
Professional fees	65,468
Registration fees	59,864
Prospectus and shareholders’ reports	14,679
Directors’ fees and expenses—Note 3(d)	14,373
Interest expense—Note 2	5,471
Loan commitment fees—Note 2	3,494
Miscellaneous	36,447
Total Expenses	3,627,548
Less—reduction in management fee due to undertaking—Note 3(a)	(126,749)
Less—reduction in fees due to earnings credits—Note 3(c)	(232)
Net Expenses	3,500,567
Investment Income—Net	5,000,966
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	24,284,735
Net realized gain (loss) on forward foreign currency exchange contracts	17,667
Net Realized Gain (Loss)	24,302,402
Net unrealized appreciation (depreciation) on
investments and foreign currency transactions	(17,597,496)
Net unrealized appreciation (depreciation) on
forward foreign currency exchange contracts	(3,552)
Net Unrealized Appreciation (Depreciation)	(17,601,048)
Net Realized and Unrealized Gain (Loss) on Investments	6,701,354
Net Increase in Net Assets Resulting from Operations	11,702,320
See notes to financial statements.

16

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2011	2010
Operations ($):
Investment income—net	5,000,966	3,399,155
Net realized gain (loss) on investments	24,302,402	5,619,024
Net unrealized appreciation
(depreciation) on investments	(17,601,048)	(20,728,637)
Net Increase (Decrease) in Net Assets
Resulting from Operations	11,702,320	(11,710,458)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(1,435,975)	(2,038,164)
Class B Shares	—	(1,623)
Class C Shares	(49,595)	(101,287)
Class I Shares	(1,769,232)	(1,116,415)
Total Dividends	(3,254,802)	(3,257,489)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	16,430,509	22,461,132
Class B Shares	66,687	80,494
Class C Shares	421,682	1,204,094
Class I Shares	50,489,524	70,574,876
Dividends reinvested:
Class A Shares	1,362,852	1,813,960
Class B Shares	—	1,277
Class C Shares	24,457	49,720
Class I Shares	1,536,803	930,477
Cost of shares redeemed:
Class A Shares	(32,734,376)	(64,561,481)
Class B Shares	(2,141,296)	(3,131,940)
Class C Shares	(4,311,644)	(4,331,776)
Class I Shares	(59,952,698)	(7,831,530)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(28,807,500)	17,259,303
Total Increase (Decrease) in Net Assets	(20,359,982)	2,291,356
Net Assets ($):
Beginning of Period	227,014,227	224,722,871
End of Period	206,654,245	227,014,227
Undistributed investment income—net	5,768,709	3,116,352

The Fund	17

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	1,392,368	1,975,937
Shares issued for dividends reinvested	119,339	156,773
Shares redeemed	(2,777,334)	(5,713,158)
Net Increase (Decrease) in Shares Outstanding	(1,265,627)	(3,580,448)
Class Ba
Shares sold	5,686	7,049
Shares issued for dividends reinvested	—	112
Shares redeemed	(182,585)	(285,227)
Net Increase (Decrease) in Shares Outstanding	(176,899)	(278,066)
Class C
Shares sold	35,827	106,222
Shares issued for dividends reinvested	2,166	4,346
Shares redeemed	(369,728)	(395,024)
Net Increase (Decrease) in Shares Outstanding	(331,735)	(284,456)
Class I
Shares sold	4,200,758	6,261,787
Shares issued for dividends reinvested	135,164	80,701
Shares redeemed	(5,117,980)	(704,712)
Net Increase (Decrease) in Shares Outstanding	(782,058)	5,637,776

a During the period ended August 31, 2011, 74,673 Class B shares representing $882,387 were automatically converted to 73,675 Class A shares and during the period ended August 31, 2010, 110,793 Class B shares representing $1,217,242 were automatically converted to 108,816 Class A shares.

See notes to financial statements.

18

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.37	11.02	12.30	20.21	20.91
Investment Operations:
Investment income—net[a]	.20	.15	.15	.27	.23
Net realized and unrealized
gain (loss) on investments	.26	(.65)	(1.01)	(2.93)	2.25
Total from Investment Operations	.46	(.50)	(.86)	(2.66)	2.48
Distributions:
Dividends from investment income—net	(.14)	(.15)	(.42)	(.32)	(.33)
Dividends from net realized
gain on investments	—	—	—	(4.93)	(2.85)
Total Distributions	(.14)	(.15)	(.42)	(5.25)	(3.18)
Net asset value, end of period	10.69	10.37	11.02	12.30	20.21
Total Return (%)[b]	4.32	(4.66)	(5.97)	(18.56)	12.47
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.54	1.54	1.84	1.57	1.52
Ratio of net expenses
to average net assets	1.49	1.54	1.84	1.56	1.52
Ratio of net investment income
to average net assets	1.70	1.29	1.66	1.71	1.11
Portfolio Turnover Rate	60.72	55.35	69.63	46.96	61.70
Net Assets, end of period ($ x 1,000)	102,606	112,716	159,260	228,308	498,696

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.19	10.78	11.93	19.72	20.46
Investment Operations:
Investment income—net[a]	.04	.05	.06	.12	.07
Net realized and unrealized
gain (loss) on investments	.28	(.64)	(.96)	(2.82)	2.21
Total from Investment Operations	.32	(.59)	(.90)	(2.70)	2.28
Distributions:
Dividends from investment income—net	(.00)[b]	(.00)[b]	(.25)	(.16)	(.17)
Dividends from net realized
gain on investments	—	—	—	(4.93)	(2.85)
Total Distributions	(.00)[b]	(.00)[b]	(.25)	(5.09)	(3.02)
Net asset value, end of period	10.51	10.19	10.78	11.93	19.72
Total Return (%)[c]	3.14	(5.44)	(6.96)	(19.20)	11.65
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.50	2.35	2.81	2.40	2.27
Ratio of net expenses
to average net assets	2.47	2.35	2.81	2.39	2.27
Ratio of net investment income
to average net assets	.32	.41	.69	.82	.35
Portfolio Turnover Rate	60.72	55.35	69.63	46.96	61.70
Net Assets, end of period ($ x 1,000)	478	2,265	5,395	9,325	20,597

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.

See notes to financial statements.

20

		Year Ended August 31,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	10.19	10.84	11.98	19.79	20.52
Investment Operations:
Investment income—net[a]	.11	.06	.08	.14	.08
Net realized and unrealized
gain (loss) on investments	.25	(.65)	(.96)	(2.85)	2.21
Total from Investment Operations	.36	(.59)	(.88)	(2.71)	2.29
Distributions:
Dividends from investment income—net	(.04)	(.06)	(.26)	(.17)	(.17)
Dividends from net realized
gain on investments	—	—	—	(4.93)	(2.85)
Total Distributions	(.04)	(.06)	(.26)	(5.10)	(3.02)
Net asset value, end of period	10.51	10.19	10.84	11.98	19.79
Total Return (%)[b]	3.48	(5.49)	(6.71)	(19.16)	11.71
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.31	2.33	2.63	2.32	2.22
Ratio of net expenses
to average net assets	2.26	2.33	2.63	2.32	2.22
Ratio of net investment income
to average net assets	.91	.56	.87	.91	.40
Portfolio Turnover Rate	60.72	55.35	69.63	46.96	61.70
Net Assets, end of period ($ x 1,000)	11,573	14,604	18,607	30,965	65,715

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund	21

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class I Shares	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	10.36	11.02	12.31	20.27	20.96
Investment Operations:
Investment income—net[b]	.28	.22	.19	.34	.28
Net realized and unrealized
gain (loss) on investments	.22	(.68)	(.98)	(2.93)	2.28
Total from Investment Operations	.50	(.46)	(.79)	(2.59)	2.56
Distributions:
Dividends from investment income—net	(.19)	(.20)	(.50)	(.44)	(.40)
Dividends from net realized
gain on investments	—	—	—	(4.93)	(2.85)
Total Distributions	(.19)	(.20)	(.50)	(5.37)	(3.25)
Net asset value, end of period	10.67	10.36	11.02	12.31	20.27
Total Return (%)	4.67	(4.37)	(5.21)	(18.25)	12.91
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.15	1.22	1.37	1.21	1.15
Ratio of net expenses
to average net assets	1.09	1.22	1.36	1.20	1.15
Ratio of net investment income
to average net assets	2.29	1.93	2.09	2.16	1.36
Portfolio Turnover Rate	60.72	55.35	69.63	46.96	61.70
Net Assets, end of period ($ x 1,000)	91,998	97,429	41,460	42,444	74,932

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.

See notes to financial statements.

22

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus International Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering thirteen series, including the fund.The fund’s investment objective is to seek long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (200 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assump-tions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

24

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized as Level 1 in the hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant ADRs and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange. Forward foreign currency exchange contracts (“forward contracts”) are valued at the forward rate. These securities are generally categorized as Level 2 in the hierarchy.

26

The following is a summary of the inputs used as of August 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Foreign†	203,129,548	—	—	203,129,548
Mutual Funds	1,100,000	—	—	1,100,000
Liabilities ($)
Other Financial
Instruments:
Forward Foreign
Currency Exchange
Contracts††	—	(621)	—	(621)

†	See Statement of Investments for additional detailed categorizations.
††	Amount shown represents unrealized depreciation at period end.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements” (“ASU 2010-06”). The portions of ASU 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

28

Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls and delayed settlements, and their prices may be more volatile than those of comparable securities in the U.S.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended August 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2010	($)	Purchases ($)	Sales ($)	8/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	2,425,000		75,480,000	76,805,000	1,100,000.5

Certain affiliated investment companies also advised or managed by Dreyfus may also invest in the fund. At August 31, 2011, Dreyfus Diversified International Fund held 80% of the outstanding Class I shares of the fund.

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $5,926,024, accumulated capital losses $66,276,161 and unrealized depreciation $56,138,288. In addition, the fund had $45,049 of passive foreign investment company losses realized after October 31, 2010, which were deferred for tax purposes to the first day of the following fiscal year.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2011. If not applied, $24,770,979 of the carryover expires in fiscal 2017 and $41,505,182 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2011 and August 31, 2010 were as follows: ordinary income $3,254,802 and $3,257,489, respectively.

During the period ended August 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for foreign exchange gains and losses and passive foreign investment companies, the fund increased accumulated undistributed investment income-net by $906,193 and decreased accumulated net realized gain (loss) on investments by the same amount. Net assets and net asset value per share were not affected by this reclassification.

30

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2011 was approximately $403,800, with a related weighted average annualized interest rate of 1.35%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of 1% of the value of the fund’s average daily net assets and is payable monthly.

Effective March 9, 2011, the Manager has agreed to waive a portion of the fund’s management fee, in the amount of .10% of the value of the fund’s average daily net assets, until January 1, 2012.The reduction in management fee, pursuant to the undertaking, amounted to $126,749 during the period ended August 31, 2011.

During the period ended August 31, 2011, the Distributor retained $2,318 from commissions earned on sales of the fund’s Class A shares and $3,423 and $1,081 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

The Fund	31

NOTES TO FINANCIAL STATEMENTS (continued)

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended August 31, 2011, Class B and Class C shares were charged $10,500 and $110,159, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2011, Class A, Class B and Class C shares were charged $300,722, $3,500 and $36,720, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2011, the fund was charged $54,714 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2011, the fund was charged $5,013 pursuant to the

32

cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $232.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2011, the fund was charged $134,338 pursuant to the custody agreement.

During the period ended August 31, 2011, the fund was charged $7,225 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $173,346, Rule 12b-1 distribution plan fees $7,625, shareholder services plan fees $24,032, custodian fees $36,314, chief compliance officer fees $3,253 and transfer agency per account fees $6,700, which are offset against an expense reimbursement currently in effect in the amount of $17,219.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

(e) A 2% redemption fee is charged and retained by the fund on certain shares redeemed within sixty days following the date of issuance subject to exceptions, including redemptions made through the use of the fund’s exchange privilege. During the period ended August 31, 2011, redemption fees charged and retained by the fund amounted to $42. Effective December 15, 2010, the fund will no longer assess a redemption fee on shares that are redeemed or exchanged.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities and forward contracts, during the period ended August 31, 2011 amounted to $150,885,175 and $175,447,437, respectively.

The Fund	33

NOTES TO FINANCIAL STATEMENTS (continued)

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed.The fund realizes a gain if the value of the contract increases between those dates. Any realized gain or loss which occurred during the period is reflected in the Statement of Operations.The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty nonperformance on these forward contracts, which is typically limited to the unrealized gain on each open contract.The following summarizes open forward contracts at August 31, 2011:

	Foreign
Forward Foreign Currency	Currency			Unrealized
Exchange Contracts	Amount	Proceeds ($)	Value ($)	(Depreciation) ($)
Sales:
Japanese Yen,
Expiring 9/1/2011	22,261,017	290,106	290,727	(621)

The following summarizes the average market value of derivatives outstanding during the period ended August 31, 2011:

Average Market Value ($)
Forward contracts	3,300,767

At August 31, 2011, the cost of investments for federal income tax purposes was $260,413,059; accordingly, accumulated net unrealized depreciation on investments was $56,183,511, consisting of $5,706,399 gross unrealized appreciation and $61,889,910 gross unrealized depreciation.

34

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus International Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus International Value Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus International Value Fund at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2011

The Fund	35

IMPORTANT TAX INFORMATION (Unaudited)

In accordance with federal tax law, the fund elects to provide each shareholder with their portion of the fund’s foreign taxes paid and the income sourced from foreign countries.Accordingly, the fund hereby makes the following designations regarding its fiscal year ended August 31, 2011:

—the total amount of taxes paid to foreign countries was $794,725

—the total amount of income sourced from foreign countries was $9,310,689.

Where required by federal tax law rules, shareholders will receive notification of their proportionate share of foreign taxes paid and foreign sourced income for the 2011 calendar year with Form 1099-DIV which will be mailed in early 2012.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,254,802 represents the maximum amount that may be considered qualified dividend income.

36

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 1, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio man-

The Fund	37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

agement’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of December 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was variously above and below the Performance Group and Performance Universe medians. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, which showed a tendency to underperform the index in calendar years of positive performance and to outperform the index in calendar years of negative performance. Management noted that the fund’s relative returns in the last year were negatively affected by its focus on high-quality companies at a time when smaller, more speculative stocks fared better.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

38

They noted that the fund’s contractual management fee was above the Expense Group median and the fund’s actual management fee and total expenses were above the Expense Group and Expense Universe medians. A representative of Dreyfus noted that Dreyfus has contractually agreed from March 9, 2011 until January 1, 2012 to waive receipt of a portion of the fund’s management fee in the amount of .10% of the value of the fund’s average daily total assets.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Fund	39

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board generally was satisfied with the fund’s overall performance, in light of the considerations described above.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

40

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund	41

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Peggy C. Davis (68)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53
———————
David P. Feldman (71)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 50

42

Ehud Houminer (71)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Dr. Martin Peretz (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 35
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

The Fund	43

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

44

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

The Fund	45

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

46

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Opportunistic
Midcap Value Fund

ANNUAL REPORT August 31, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
19	Notes to Financial Statements
29	Report of Independent Registered Public Accounting Firm
30	Information About the Renewal of the Fund’s Management Agreement
35	Board Members Information
37	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Opportunistic
Midcap Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Opportunistic MidcapValue Fund, covering the 12-month period from September 1, 2010, through August 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although stocks rallied strongly through the first quarter of 2011 due to expectations of a more robust economic recovery, the reporting period ended amid sharply deteriorating investor sentiment due to disappointing economic data, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. In the final month of the reporting period, a major credit rating agency downgraded U.S. long-term debt, marking the first time in history that U.S.Treasury securities were not assigned the highest possible credit rating. Stocks proved volatile in this tumultuous environment, as the stalled economy caused most market sectors to give back many of the reporting period’s previous gains.

The economic outlook currently is clouded by heightened market volatility and political infighting, but we believe that a sustained, moderate global expansion is more likely than a double-dip recession. Inflationary pressures appear to be waning in most countries, including the United States, as energy prices have retreated from their highs. The Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by recent fiscal policy choices in the United States and Europe.To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, Dreyfus Opportunistic Midcap Value Fund’s Class A shares produced a total return of 17.03%, Class C shares returned 16.09% and Class I shares returned 17.29%.1 In comparison, the fund’s benchmark, the Russell MidcapValue Index (the “Index”), produced a 17.51% total return for the same period.2

The changes in the investment environment over the last year were dramatic. The period began with renewed optimism as the Federal Reserve Board launched its second round of quantitative easing and a resumption of stronger domestic economic growth occurred. By its end, a U.S. government default had been narrowly averted and the European financial system was under siege.

Investor sentiment shifted quickly with the changing environment. Rational longer term perspectives gave way to a complete focus on only the very short term. As a result, the fund’s focus on future earnings, cash flow, and relative performance, combined with a soft patch of stock selection, only modestly detracted from the fund’s performance relative to the benchmark.

The Fund’s Investment Approach

The fund seeks to surpass the performance of the Index by investing in midcap companies, which we consider as having market capitalizations between $1 billion and $25 billion at the time of purchase. We identify potential investments through extensive fundamental research conducted by the team’s dedicated sector specialists.

When selecting stocks, the fund will focus on individual stock selection, emphasizing three key factors: discount from intrinsic valuation, strong mid-cycle fundamentals and a revaluation catalyst.

We typically sell a stock when we no longer consider it attractively valued, when it appears less likely to benefit from the current market and economic environment, when it shows deteriorating fundamentals or when its performance falls short of our expectations.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Concerns Sparked Heightened Market Volatility

Investors’ economic outlooks improved markedly amid expectations of a stronger economic recovery early in the reporting period, sending stock prices broadly higher. Subsequent improvements in unemployment and consumer spending also supported higher stock prices through the first quarter of 2011. However, the rally was interrupted in February when political unrest in the Middle East led to sharply rising energy prices, and again in March when natural and nuclear disasters in Japan threatened one of the world’s largest economies. Nonetheless, investors proved resilient and U.S. stocks rebounded quickly from these unexpected shocks.

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default on its sovereign debt, economic data proved disappointing and a contentious debate regarding U.S. government spending and borrowing intensified. Stocks suffered heightened volatility over the summer of 2011 as newly risk-averse investors generally disregarded the long-term strengths of individual companies in favor of reacting to near-term macroeconomic develop-ments.The reporting period ended on a pessimistic note after a major credit-rating agency downgraded U.S.Treasury bonds.

Deteriorating Investor Sentiment Dampened Fund Results

The fund’s investment approach focuses on companies that we believe to be priced below their real worth and that have strong earnings and cash flow prospects over the next one to three years.The approach fell out of favor during the May to August time period when investors proved unwilling to look beyond the next several months for their investment horizon. Relative performance was negatively impacted by this development.

A wide variety of stocks assisted performance. Abercrombie and Fitch was one of our top contributors. Our analysis of the company’s U.S. operational turnaround and its European growth potential was validated during the period. JDS Uniphase was purchased for the hidden value of its cash, tax loss carry forward as well as its positioning in optical network technology. Alliance Data Systems was identified as significantly undervalued with promising trends in credit card processing volumes. The stock rose steadily for most of the last year on steadily improving fundamentals. Underweighting the lagging financials sector also added to relative performance.

The year also had some positions that detracted from performance.  Shaw Group was hurt by the lack of large orders for its engineering

4

and construction business. The acceptance of Quest Software’s cloud computing software did not develop in line with our investment thesis and the holding was sold from the fund. Forest Oil came under pressure as smaller energy stocks moved lower in tandem with the summer price decline of crude oil. Overweights in the building products and household durable area caused a modest drag on performance as evidence of a turn in residential construction remained deferred.

Uncertainty Creates Opportunity

We remain committed to finding companies priced below their real worth that are positioned to deliver strong earnings and cash flow over the next few years.While there are a number of concerns dominating the current investment landscape, we believe that investors’ current focus on short-term results is likely to shift to a long term perspective in time. As in the past, when a greater level of clarity returns to the market, we would expect our approach to regain favor and more competitive returns to be delivered in that more traditional environment. In the meantime, we have found what we believe are a number of exciting investment opportunities in the industrials, consumer discretionary and information technology sectors.We have found fewer opportunities in the financials sector, where we remain concerned about the fundamental prospects of commercial banks and REITs.We are also underweight the utilities sector, where few companies meet our valuation standards.

September 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.
1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Russell Midcap Value Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund	5

† Source: Lipper Inc.
†† The total return figures presented for Class C shares of the fund reflect the performance of the fund’s Class A shares for the period prior to May 30, 2008 (the inception date for Class C shares), adjusted to reflect the applicable sales load for that share class.The total return figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to May 30, 2008 (the inception date for Class I shares).
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class C and Class I shares of Dreyfus
Opportunistic Midcap Value Fund on 8/31/01 to a $10,000 investment made in the Russell Midcap Value Index (the
“Index”) on that date.All dividends and capital gain distributions are reinvested.
Effective 1/1/2011, Dreyfus Midcap Value Fund changed its name to Dreyfus Opportunistic Midcap Value Fund.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes.The Index is a widely accepted, unmanaged index of medium-cap stock market performance and measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/11

	Inception
	Date	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	9/29/95	10.29%	4.09%	5.64%
without sales charge	9/29/95	17.03%	5.33%	6.27%
Class C shares
with applicable redemption charge †	5/30/08	15.09%	4.78%††	5.99%††
without redemption	5/30/08	16.09%	4.78%††	5.99%††
Class I shares	5/30/08	17.29%	5.50%††	6.36%††
Russell Midcap Value Index		17.51%	1.36%	7.50%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.
††	The total return performance figures presented for Class C shares of the fund reflect the performance of the fund’s
Class A shares for the period prior to May 30, 2008 (the inception date for Class C shares), adjusted to reflect the applicable sales load for that share class.The total return performance figures presented for Class I shares of the fund reflect the performance of the fund’s Class A shares for the period prior to May 30, 2008 (the inception date for
Class I shares).

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Midcap Value Fund from March 1, 2011 to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$5.49	$9.19	$4.65
Ending value (after expenses)	$844.60	$841.20	$845.30

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2011

	Class A	Class C	Class I
Expenses paid per $1,000†	$6.01	$10.06	$5.09
Ending value (after expenses)	$1,019.26	$1,015.22	$1,020.16

Expenses are equal to the fund’s annualized expense ratio of 1.18% for Class A, 1.98% for Class C and 1.00%
for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
August 31, 2011

Common Stocks—99.6%	Shares	Value ($)
Consumer Discretionary—20.4%
Abercrombie & Fitch, Cl. A	448,090	28,503,005
CBS, Cl. B	1,039,960	26,050,998
D.R. Horton	3,201,000	33,674,520
Dana Holding	1,214,607[a]	15,486,239
Guess?	442,780	15,103,226
Lowe’s	1,524,820	30,389,663
Mohawk Industries	713,472[a]	35,352,538
Newell Rubbermaid	2,305,590	31,909,366
Viacom, Cl. B	133,040	6,417,850
Williams-Sonoma	427,630	14,158,829
		237,046,234
Consumer Staples—1.7%
Kroger	849,960	20,025,058
Energy—6.7%
Cabot Oil & Gas	347,640	26,371,970
Consol Energy	294,580	13,450,523
EQT	121,550	7,271,121
Forest Oil	482,780[a]	9,399,727
Pioneer Natural Resources	207,940	16,254,670
SandRidge Energy	662,860[a]	4,865,392
		77,613,403
Financial—11.3%
CB Richard Ellis Group, Cl. A	1,851,712[a]	28,071,954
Fifth Third Bancorp	1,352,440	14,362,913
Jones Lang LaSalle	68,730	4,598,724
Lincoln National	745,650	15,472,237
Popular	4,051,340[a]	8,426,787
TD Ameritrade Holding	1,228,690	18,897,252
Willis Group Holdings	821,060	32,128,078
Zions Bancorporation	534,290	9,318,018
		131,275,963
Health Care—8.9%
CareFusion	235,340[a]	6,027,057
CIGNA	297,880	13,922,911
Salix Pharmaceuticals	278,050[a]	8,466,622

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
St. Jude Medical	382,500	17,419,050
Thermo Fisher Scientific	473,890[a]	26,030,778
United Therapeutics	401,610[a]	17,329,471
Warner Chilcott, Cl. A	830,380	14,166,283
		103,362,172
Industrial—21.1%
Con-way	334,870	8,569,323
Equifax	523,610	16,928,311
Herman Miller	286,860	5,699,908
Hubbell, Cl. B	417,760	24,702,149
Ingersoll-Rand	698,430	23,404,389
Lennox International	272,460	8,506,201
Masco	1,011,980	8,976,263
Oshkosh	282,750[a]	5,575,830
Regal-Beloit	336,700	19,794,593
Robert Half International	916,590	21,924,833
Shaw Group	689,632[a]	16,075,322
SPX	133,610	7,601,073
Stanley Black & Decker	527,770	32,711,185
Textron	1,171,134	19,757,031
Trinity Industries	886,790	24,439,932
		244,666,343
Information Technology—19.9%
Alliance Data Systems	323,240[a]	30,193,848
Avnet	705,283[a]	18,506,626
BMC Software	617,240[a]	25,066,116
Broadcom, Cl. A	855,410[a]	30,495,366
Cypress Semiconductor	640,750[a]	10,149,480
Electronic Arts	1,204,820[a]	27,204,836
Intuit	785,350	38,741,315
JDS Uniphase	454,690[a]	5,897,329
MICROS Systems	553,060[a]	26,358,840
TE Connectivity	444,580	13,613,040
Vishay Intertechnology	380,697[a]	4,339,946
		230,566,742

10

Common Stocks (continued)		Shares	Value ($)
Materials—3.7%
Crown Holdings		312,250 [a]	11,075,507
Sherwin-Williams		426,000	32,265,240
			43,340,747
Telecommunication Services—2.7%
Frontier Communications		4,157,220	31,137,578
Utilities—3.2%
Ameren		217,980	6,596,075
Great Plains Energy		826,453	16,157,156
Questar		734,970	13,773,338
			36,526,569

Total Investments (cost $1,146,810,771)		99.6%	1,155,560,809
Cash and Receivables (Net)		.4%	4,318,161
Net Assets		100.0%	1,159,878,970

a Non-income producing security.

Portfolio Summary (Unaudited)†
	Value (%)		Value (%)
Industrial	21.1	Materials	3.7
Consumer Discretionary	20.4	Utilities	3.2
Information Technology	19.9	Telecommunication Services	2.7
Financial	11.3	Consumer Staples	1.7
Health Care	8.9
Energy	6.7		99.6

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2011

		Cost	Value
Assets ($):
Investments in securities—See Statement of Investments		1,146,810,771	1,155,560,809
Cash			1,515,874
Receivable for investment securities sold			22,178,253
Dividends and securities lending income receivable			1,526,158
Receivable for shares of Common Stock subscribed			908,760
Prepaid expenses			80,614
			1,181,770,468
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)			1,054,070
Bank loan payable—Note 2			10,100,000
Payable for investment securities purchased			6,057,608
Payable for shares of Common Stock redeemed			4,053,895
Interest payable—Note 2			27,759
Accrued expenses			598,166
			21,891,498
Net Assets ($)			1,159,878,970
Composition of Net Assets ($):
Paid-in capital			992,425,359
Accumulated undistributed investment income—net			8,220,923
Accumulated net realized gain (loss) on investments			150,482,650
Accumulated net unrealized appreciation
(depreciation) on investments			8,750,038
Net Assets ($)			1,159,878,970

Net Asset Value Per Share
	Class A	Class C	Class I
Net Assets ($)	1,057,495,318	22,343,078	80,040,574
Shares Outstanding	33,902,046	738,917	2,564,189
Net Asset Value Per Share ($)	31.19	30.24	31.21

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended August 31, 2011

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	26,887,774
Affiliated issuers	31,225
Income from securities lending—Note 1(b)	134,614
Total Income	27,053,613
Expenses:
Management fee—Note 3(a)	11,297,783
Shareholder servicing costs—Note 3(c)	5,651,306
Distribution fees—Note 3(b)	118,110
Prospectus and shareholders’ reports	98,925
Custodian fees—Note 3(c)	98,763
Professional fees	74,552
Directors’ fees and expenses—Note 3(d)	71,362
Registration fees	70,469
Interest expense—Note 2	35,644
Loan commitment fees—Note 2	34,094
Miscellaneous	36,199
Total Expenses	17,587,207
Less—reduction in fees due to earnings credits—Note 3(c)	(1,249)
Net Expenses	17,585,958
Investment Income—Net	9,467,655
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	209,634,155
Net unrealized appreciation (depreciation) on investments	(44,876,492)
Net Realized and Unrealized Gain (Loss) on Investments	164,757,663
Net Increase in Net Assets Resulting from Operations	174,225,318

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2011	2010
Operations ($):
Investment income (loss)—net	9,467,655	(238,982)
Net realized gain (loss) on investments	209,634,155	184,674,359
Net unrealized appreciation
(depreciation) on investments	(44,876,492)	(85,913,761)
Net Increase (Decrease) in Net Assets
Resulting from Operations	174,225,318	98,521,616
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	—	(2,770,648)
Class C Shares	—	(10,623)
Class I Shares	—	(102,778)
Total Dividends	—	(2,884,049)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	432,391,865	350,844,684
Class C Shares	22,778,559	5,597,069
Class I Shares	112,663,999	25,437,590
Dividends reinvested:
Class A Shares	—	2,728,543
Class C Shares	—	10,534
Class I Shares	—	85,656
Cost of shares redeemed:
Class A Shares	(628,571,460)	(329,279,606)
Class C Shares	(3,870,375)	(1,662,435)
Class I Shares	(39,986,018)	(19,041,934)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(104,593,430)	34,720,101
Total Increase (Decrease) in Net Assets	69,631,888	130,357,668
Net Assets ($):
Beginning of Period	1,090,247,082	959,889,414
End of Period	1,159,878,970	1,090,247,082
Undistributed investment income—net	8,220,923	—

14

	Year Ended August 31,
	2011	2010
Capital Share Transactions:
Class A
Shares sold	12,421,736	12,855,086
Shares issued for dividends reinvested	—	104,743
Shares redeemed	(18,601,120)	(12,315,815)
Net Increase (Decrease) in Shares Outstanding	(6,179,384)	644,014
Class C
Shares sold	655,348	203,460
Shares issued for dividends reinvested	—	408
Shares redeemed	(116,712)	(62,529)
Net Increase (Decrease) in Shares Outstanding	538,636	141,339
Class I
Shares sold	3,143,657	892,989
Shares issued for dividends reinvested	—	3,214
Shares redeemed	(1,206,834)	(718,116)
Net Increase (Decrease) in Shares Outstanding	1,936,823	178,087

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2011	2010	2009	2008[a]	2007
Per Share Data ($):
Net asset value, beginning of period	26.65	24.03	25.95	33.32	31.62
Investment Operations:
Investment income (loss)—net[b]	.22	(.01)	.09	.03	.12
Net realized and unrealized
gain (loss) on investments	4.32	2.70[c]	(1.98)	(1.68)	4.52
Total from Investment Operations	4.54	2.69	(1.89)	(1.65)	4.64
Distributions:
Dividends from investment income—net	—	(.07)	(.03)	(.05)	(.06)
Dividends from net realized
gain on investments	—	—	—	(5.67)	(2.88)
Total Distributions	—	(.07)	(.03)	(5.72)	(2.94)
Net asset value, end of period	31.19	26.65	24.03	25.95	33.32
Total Return (%)[d]	17.03	11.20	(7.22)	(6.59)	14.96
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.17	1.18	1.23	1.20	1.18
Ratio of net expenses
to average net assets	1.17	1.18	1.22	1.20	1.18
Ratio of net investment income
(loss) to average net assets	.64	(.02)	.48	.10	.35
Portfolio Turnover Rate	114.02	122.17	170.88	144.14	165.55
Net Assets, end of period
($ x 1,000)	1,057,495	1,068,338	947,716	776,889	1,047,706

a The fund commenced offering four classes of shares on May 30, 2008 and existing shares were redesignated
Class A shares.
b Based on average shares outstanding at each month end.
c Amount includes litigation proceeds received by the fund amounting to $.02 per share for the year ended
August 31, 2010.
d Exclusive of sales charge.

See notes to financial statements.

16

		Year Ended August 31,
Class C Shares	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	26.05	23.72	25.89	28.17
Investment Operations:
Investment (loss)—net[b]	(.16)	(.23)	(.10)	(.05)
Net realized and unrealized
gain (loss) on investments	4.35	2.67[c]	(1.99)	(2.23)
Total from Investment Operations	4.19	2.44	(2.09)	(2.28)
Distributions:
Dividends from investment income—net	—	(.11)	(.08)	—
Net asset value, end of period	30.24	26.05	23.72	25.89
Total Return (%)[d]	16.09	10.29	(7.98)	(8.55)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.00	2.02	1.88	2.07[f]
Ratio of net expenses to average net assets	2.00	2.02	1.88	2.06[f]
Ratio of net investment (loss)
to average net assets	(.48)	(.83)	(.48)	(.76)[f]
Portfolio Turnover Rate	114.02	122.17	170.88	144.14
Net Assets, end of period ($ x 1,000)	22,343	5,218	1,398	26

a From May 30, 2008 (commencement of initial offering) to August 31, 2008.
b Based on average shares outstanding at each month end.
c Amount includes litigation proceeds received by the fund amounting to $.02 per share for the year ended
August 31, 2010.
d Exclusive of sales charge.
e Not annualized.
f Annualized.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class I Shares	2011	2010	2009	2008[a]
Per Share Data ($):
Net asset value, beginning of period	26.61	23.98	25.95	28.17
Investment Operations:
Investment income—net[b]	.18	.10	.15	.00[c]
Net realized and unrealized
gain (loss) on investments	4.42	2.69[d]	(2.02)	(2.22)
Total from Investment Operations	4.60	2.79	(1.87)	(2.22)
Distributions:
Dividends from investment income—net	—	(.16)	(.10)	—
Net asset value, end of period	31.21	26.61	23.98	25.95
Total Return (%)	17.29	11.64	(7.05)	(8.37)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.96	.84	.84	1.17[f]
Ratio of net expenses to average net assets	.96	.84	.83	1.16[f]
Ratio of net investment income
to average net assets	.53	.38	.69	.06[f]
Portfolio Turnover Rate	114.02	122.17	170.88	144.14
Net Assets, end of period ($ x 1,000)	80,041	16,691	10,775	9

a From May 30, 2008 (commencement of initial offering) to August 31, 2008.
b Based on average shares outstanding at each month end.
c Amount represents less than $.01 per share.
d Amount includes litigation proceeds received by the fund amounting to $.02 per share for the year ended
August 31, 2010.
e Not annualized.
f Annualized.

See notes to financial statements.

18

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Midcap Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering thirteen series, including the fund.The fund’s investment objective seeks to surpass the performance of the Russell Midcap Value Index. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

At a meeting of the Board of Directors held on December 14, 2010, the Board approved, effective January 1, 2011, to change the name of the fund from “Dreyfus Midcap Value Fund” to “Dreyfus Opportunistic Midcap Value Fund”.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 600 million shares of $.001 par value Common Stock. The fund currently offers three classes of shares: Class A (350 million shares authorized), Class C (125 million shares authorized) and Class I (125 million shares authorized). Class C shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

20

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All preceding securities are categorized as Level 1 in the hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used as of August 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	1,123,432,731	—	—	1,123,432,731
Equity Securities—
Foreign†	32,128,078	—	—	32,128,078

†	See Statement of Investments for additional detailed categorizations.

22

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements” (“ASU 2010-06”). The portions of ASU 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2011, The Bank of New York Mellon earned $57,692 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended August 31, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	8/31/2010 ($)	Purchases ($)	Sales ($)	8/31/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—	659,172,000	659,172,000	—	—
Dreyfus
Institutional
Cash
Advantage
Fund	76,719,345	1,051,618,608	1,128,337,953	—	—

24

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $22,468,678, undistributed capital gains $156,580,736 and unrealized depreciation $11,595,803.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2011 and August 31, 2010 were as follows: ordinary income $0 and $2,884,049, respectively.

During the period ended August 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for real

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

estate investment trusts and limited partnerships, the fund decreased accumulated undistributed investment income-net by $1,246,732, increased accumulated net realized gain (loss) on investments by $1,219,103 and increased paid-in capital by $27,629. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2011 was approximately $2,591,200, with a related weighted average annualized interest rate of 1.38%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended August 31, 2011, the Distributor retained $91,859 from commissions earned on sales of the fund’s Class A shares and $4,176 from CDSCs on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. During the period ended August 31, 2011, Class C shares were charged $118,110 pursuant to the Plan.

26

(c) Under the Shareholder Services Plan (“Shareholder Services Plan”), Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding Class A and Class C shares and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31 2011, Class A and Class C shares were charged $3,607,889 and $39,370, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2011, the fund was charged $173,218 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2011, the fund was charged $28,649 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1,249.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2011, the fund was charged $98,763 pursuant to the custody agreement.

During the period ended August 31, 2011, the fund was charged $7,225 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $745,741, Rule 12b-1 distribution plan fees $13,890, shareholder services plan fees $231,651, custodian fees $32,000, chief compliance officer fees $3,253 and transfer agency per account fees $27,535.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2011, amounted to $1,676,615,145 and $1,775,745,617, respectively.

At August 31, 2011, the cost of investments for federal income tax purposes was $1,167,156,612; accordingly, accumulated net unrealized depreciation on investments was $11,595,803, consisting of $107,604,387 gross unrealized appreciation and $119,200,190 gross unrealized depreciation.

28

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Opportunistic Midcap Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Opportunistic MidcapValue Fund (formerly Dreyfus MidcapValue Fund) (one of the series comprising Advantage Funds, Inc.) as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the periods indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Opportunistic Midcap Value Fund at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2011

The Fund	29

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 1, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compli-

30

ance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of December 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians, ranking in the first quartile for most of the periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons.They noted

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

that the fund’s contractual management fee was at the Expense Group median, the fund’s actual management fee was above the Expense Group and Expense Universe medians and the fund’s total expenses were below the Expense Group and the Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of

32

services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund	33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

34

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Peggy C. Davis (68)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53
———————
David P. Feldman (71)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 50

The Fund	35

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ehud Houminer (71)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Dr. Martin Peretz (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 35
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

36

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

The Fund	37

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

38

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

The Fund	39

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Opportunistic
Small Cap Fund

ANNUAL REPORT August 31, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
7	Understanding Your Fund’s Expenses
7	Comparing Your Fund’s Expenses With Those of Other Funds
8	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
15	Financial Highlights
16	Notes to Financial Statements
26	Report of Independent Registered Public Accounting Firm
27	Important Tax Information
28	Information About the Renewal of the Fund’s Management Agreement
32	Board Members Information
34	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Opportunistic
Small Cap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Opportunistic Small Cap Fund, covering the 12-month period from September 1, 2010, through August 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although stocks rallied strongly through the first quarter of 2011 due to expectations of a more robust economic recovery, the reporting period ended amid sharply deteriorating investor sentiment due to disappointing economic data, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. In the final month of the reporting period, a major credit rating agency downgraded U.S. long-term debt, marking the first time in history that U.S.Treasury securities were not assigned the highest possible credit rating. Stocks proved volatile in this tumultuous environment, as the stalled economy caused most market sectors to give back many of the reporting period’s previous gains.

The economic outlook currently is clouded by heightened market volatility and political infighting, but we believe that a sustained, moderate global expansion is more likely than a double-dip recession. Inflationary pressures appear to be waning in most countries, including the United States, as energy prices have retreated from their highs.The Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by recent fiscal policy choices in the United States and Europe. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by David A. Daglio, Primary Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, Dreyfus Opportunistic Small Cap Fund produced a total return of 12.57%.1 In comparison, the Russell 2000 Index (the “Index”) produced a total return of 22.19%.The Russell 2000 Value Index returned 16.86% for the same reporting period.2

The changes in the investment environment over the last year were dra-matic.The reporting period began with renewed optimism as the Federal Reserve Board launched its second round of quantitative easing and a resumption of stronger domestic economic growth occurred. By its end, world economic growth had slowed, a U.S. government default had been narrowly averted and the European financial system was under siege.

Investor sentiment shifted quickly with the changing environment. Rational longer term perspectives gave way to a complete focus on only the very short term.As a result, the fund’s focus on future earnings, cash flow, and relative performance, combined with a soft patch of stock selection, detracted from the fund’s performance relative to the benchmark.

The Fund’s Investment Approach

The fund seeks capital appreciation. The fund normally invests at least 80% of its assets in the stocks of small cap companies. Stocks are selected for the fund’s portfolio based primarily on bottom-up fundamental analysis. The fund’s portfolio manager uses a disciplined investment process that relies, in general, on proprietary fundamental research and valuation. Generally, elements of the process include analysis of mid-cycle business prospects, estimation of the intrinsic value of the company and the identification of a revaluation trigger. Intrinsic value is based on the combination of the valuation assessment of the company’s operating divisions with the firm’s economic balance sheet. Mid-cycle estimates, growth prospects and competitive advantages are some of the factors used in the valuation assessment.A company’s stated and hidden liabilities and assets are included in the portfolio manager’s economic balance sheet calculation. Sector overweights and underweights are a function of the relative attractiveness of securities within the fund’s investable universe. The fund’s portfolio managers invest in stocks that they believe have attractive reward to risk opportunities and may actively adjust the fund’s portfolio to reflect new developments.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Economic Concerns Sparked Heightened Market Volatility

Investors’ economic outlooks improved markedly amid expectations of a stronger economic recovery early in the reporting period, sending stock prices higher. However, the rally was interrupted in February 2011 when political unrest in the Middle East led to sharply rising energy prices, and again in March when natural and nuclear disasters in Japan threatened one of the world’s largest economies. Nonetheless, investors proved resilient, and U.S. stocks rebounded quickly from these unexpected shocks.

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default on its sovereign debt, economic data proved disappointing and a contentious debate regarding U.S. government spending and borrowing intensified. Stocks suffered heightened volatility over the summer of 2011 as newly risk-averse investors generally disregarded the long-term strengths of individual companies in favor of reacting to near-term macroeconomic develop-ments.The reporting period ended on a pessimistic note after a major credit-rating agency downgraded U.S.Treasury bonds.

Deteriorating Investor Sentiment Dampened Fund Results

The fund’s investment approach focuses on companies that we believe to be priced below their real worth and that have strong earnings and cash flow prospects over the next one to three years.The approach fell out of favor during the May to August time period when investors proved unwilling to look beyond the next several months for their investment horizon. Relative performance was negatively impacted by this development.

The fund’s investment team also hit a soft patch of weak stock selection. A few holdings and industry overweights hampered our returns. Meritor, a leading manufacturer of axles and drivetrains for trucks, experienced higher than expected raw materials costs and announced a delay in its earnings recovery. Lennox International, one of the oldest and most established names in heating and air conditioning systems suffered from a lack of new orders.Velti, one of the most interesting prospects in the nascent market of advertising on cellular phones, struggled in a market environment that demanded short term earnings results. An overweighted position in machinery stocks based on the belief that U.S. manufacturing is in the middle of a multi-year renaissance gave back earlier gains. Positions in building products struggled as limited evidence of a turn in residential construction appeared during the reporting period.

Weakness in these areas was offset to a degree by better results in other market sectors. In the energy sector, natural gas producers Gulfport

4

Energy, SandRidge Energy and Cabot Oil & Gas benefited from increased production activity when commodity prices moved higher. In the health care sector, drug developer King Pharmaceuticals advanced when it accepted an acquisition offer, while takeover speculation also lifted the stocks of Pain Therapeutics and Onyx Pharmaceuticals. Several industrials holdings fared well, including wire-and-cables producer WESCO International and mechanical transmissions maker Altra Holdings.

Uncertainty Creates Opportunity

We remain committed to finding companies priced below their real worth that are positioned to deliver strong earnings and cash flow over the next few years.While there are a number of concerns dominating the current investment landscape, we believe that investors’ current focus on short-term results is likely to shift to a long term perspective in time. As in the past, when a greater level of clarity returns to the market, we would expect our approach to regain favor and more competitive returns to be delivered in that more traditional environment. In the meantime, we have found what we believe are a number of exciting investment opportunities in the industrials, consumer discretionary and information technology sectors and are held in your fund. We have found fewer opportunities in the materials sector, where moderating commodity prices could put pressure on earnings, and in the utilities sector, where few companies meet our valuation standards.

September 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
Stocks of small cap companies often experience sharper price fluctuations than stocks of large-cap companies.
1	Total return includes reinvestment of dividends and any capital gains paid. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 2000 Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell 3000 Index.The
Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market
capitalization.The Russell 2000 Value Index is an unmanaged index, which measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund	5

Average Annual Total Returns as of 8/31/11
	1Year	5 Years	10 Years
Fund	12.57%	7.96%	6.87%
Russell 2000 Index	22.19%	1.53%	5.85%

† Source: Lipper Inc.
Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
The above graph compares a $10,000 investment made in Dreyfus Opportunistic Small Cap Fund on 8/31/01 to a
$10,000 investment made in the Russell 2000 Index (the “Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account all applicable fees and expenses.The Index is an unmanaged index of small-cap stock performance and is composed of the 2,000 smallest companies in the Russell
3000 Index.The Russell 3000 Index is composed of the 3,000 largest U.S. companies based on total market capitalization. Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Opportunistic Small Cap Fund from March 1, 2011 to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2011

Expenses paid per $1,000†	$5.23
Ending value (after expenses)	$789.70

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2011

Expenses paid per $1,000†	$5.90
Ending value (after expenses)	$1,019.36

† Expenses are equal to the fund’s annualized expense ratio of 1.16%, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The Fund	7

STATEMENT OF INVESTMENTS
August 31, 2011

Common Stocks—99.9%	Shares	Value ($)
Consumer Discretionary—19.6%
American Axle & Manufacturing Holdings	257,449[a]	2,407,148
Dana Holding	773,610[a,b]	9,863,528
Express	518,400	9,896,256
Group 1 Automotive	324,807[b]	13,560,692
Guess?	83,610	2,851,937
Liz Claiborne	3,041,240[a,b]	15,875,273
Meritage Homes	724,630[a,b]	13,572,320
Mohawk Industries	143,580[a,b]	7,114,389
Saks	1,490,250[a,b]	14,425,620
Standard-Pacific	1,791,860[a,b]	4,605,080
Tower International	379,385[a]	5,288,627
Williams-Sonoma	387,580	12,832,774
		112,293,644
Consumer Staples—1.0%
Dole Food	281,410[a,b]	3,171,491
Primo Water	365,820[b]	2,586,347
		5,757,838
Energy—7.2%
Endeavour International	539,304[a,b]	5,317,538
Forest Oil	301,600[a,b]	5,872,152
Gulfport Energy	430,223[a,b]	12,433,445
Resolute Energy	574,610[a,b]	7,751,489
SandRidge Energy	1,377,130[a,b]	10,108,134
		41,482,758
Financial—11.4%
Brown & Brown	412,730	8,671,457
DFC Global	557,295[a,b]	12,299,501
Employers Holdings	438,990	5,368,848
Jones Lang LaSalle	200,210	13,396,051
Nelnet, Cl. A	139,116[b]	2,671,027
Och-Ziff Capital Management Group, Cl. A	474,970	5,390,910
Popular	1,057,230[a]	2,199,038
Portfolio Recovery Associates	117,303[a,b]	8,578,368

8

Common Stocks (continued)	Shares	Value ($)
Financial (continued)
PrivateBancorp	417,207[b]	3,704,798
Starwood Property Trust	161,120[b,c]	2,980,720
		65,260,718
Health Care—9.4%
Align Technology	343,020[a,b]	6,551,682
Durect	809,311[a,b]	1,351,549
Emergent BioSolutions	821,106[a,b]	14,837,385
Hanger Orthopedic Group	830,628[a,b]	15,599,194
Omnicell	147,400[a,b]	2,305,336
Onyx Pharmaceuticals	103,030[a,b]	3,506,111
Sagent Pharmaceuticals	176,577[b]	4,059,505
Salix Pharmaceuticals	102,310[a,b]	3,115,340
United Therapeutics	66,040[a]	2,849,626
		54,175,728
Industrial—29.3%
Accuride	286,890[a]	2,418,483
Columbus McKinnon	469,668[a]	6,772,613
Commercial Vehicle Group	160,670[a]	1,155,217
Con-way	141,880[b]	3,630,709
Encore Wire	292,330[b]	6,551,115
Equifax	230,460	7,450,772
GeoEye	483,090[a,b]	17,473,365
Granite Construction	422,510[b]	8,758,632
Griffon	290,070[a,b]	2,535,212
Herman Miller	285,373[b]	5,670,362
Hubbell, Cl. B	57,610	3,406,479
ICF International	454,500[a]	10,303,515
Kelly Services, Cl. A	821,860	12,492,272
Landstar System	224,880[b]	9,105,391
Lennox International	235,136[b]	7,340,946
Meritor	1,441,420[a,b]	12,179,999
Orion Marine Group	447,940[a,b]	2,880,254
Oshkosh	410,150[a,b]	8,088,158

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Saia	171,570[a]	2,053,693
Steelcase, Cl. A	630,080[b]	5,217,062
Sterling Construction	216,208[a,b]	2,758,814
SYKES Enterprises	261,680[a,b]	4,095,292
Trinity Industries	233,520[b]	6,435,811
TrueBlue	138,240[a,b]	1,942,272
UTi Worldwide	849,450	11,505,800
Watts Water Technologies, Cl. A	201,096[b]	5,695,039
		167,917,277
Information Technology—18.6%
Brocade Communications Systems	783,500[a]	3,032,145
CSG Systems International	550,518[a,b]	7,354,921
DealerTrack Holdings	916,621[a,b]	17,159,145
JDS Uniphase	682,000[a]	8,845,540
MICROS Systems	277,050[a]	13,204,203
Microsemi	600,740[a,b]	9,329,492
ScanSource	518,070[a,b]	16,034,267
Take-Two Interactive Software	389,690[a,b]	5,151,702
Velti	1,149,200[a,b]	10,871,432
Vishay Intertechnology	235,360[a,b]	2,683,104
Wright Express	315,110[a]	13,278,735
		106,944,686
Materials—2.9%
Cytec Industries	22,890	1,039,206
Georgia Gulf	288,370[a,b]	6,110,560
Omnova Solutions	507,940[a,b]	2,240,015
Zoltek	813,975[b]	7,162,980
		16,552,761
Telecommunication Services—.5%
Cbeyond	323,971[a,b]	3,009,691
Total Common Stocks
(cost $595,881,659)		573,395,101

10

Investment of Cash Collateral
for Securities Loaned—18.5%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $106,126,483)	106,126,483[d]	106,126,483
Total Investments (cost $702,008,142)	118.4%	679,521,584
Liabilities, Less Cash and Receivables	(18.4%)	(105,623,142)
Net Assets	100.0%	573,898,442

a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2011, the value of the fund’s securities on loan was
$103,022,421 and the value of the collateral held by the fund was $106,126,483.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Industrial	29.3	Energy	7.2
Consumer Discretionary	19.6	Materials	2.9
Information Technology	18.6	Consumer Staples	1.0
Money Market Investment	18.5	Telecommunication Services	.5
Financial	11.4
Health Care	9.4		118.4

† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2011

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $103,022,421)—Note 1(b):
Unaffiliated issuers	595,881,659	573,395,101
Affiliated issuers	106,126,483	106,126,483
Cash		444,003
Receivable for investment securities sold		15,026,043
Receivable for shares of Common Stock subscribed		549,550
Dividends and securities lending income receivable		197,783
Prepaid expenses		36,075
		695,775,038
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(b)		556,139
Liability for securities on loan—Note 1(b)		106,126,483
Payable for investment securities purchased		10,809,871
Bank loan payable—Note 2		3,500,000
Payable for shares of Common Stock redeemed		693,705
Interest payable—Note 2		4,963
Accrued expenses		185,435
		121,876,596
Net Assets ($)		573,898,442
Composition of Net Assets ($):
Paid-in capital		544,807,350
Accumulated net realized gain (loss) on investments		51,577,650
Accumulated net unrealized appreciation
(depreciation) on investments		(22,486,558)
Net Assets ($)		573,898,442
Shares Outstanding
(100 million shares of $.001 par value Common Stock authorized)		23,043,796
Net Asset Value, offering and redemption price per share ($)		24.90

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended August 31, 2011

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	6,354,239
Affiliated issuers	20,138
Income from securities lending—Note 1(b)	405,376
Total Income	6,779,753
Expenses:
Management fee—Note 3(a)	5,471,182
Shareholder servicing costs—Note 3(b)	2,663,902
Custodian fees—Note 3(b)	76,343
Professional fees	65,104
Prospectus and shareholders’ reports	59,616
Registration fees	40,476
Directors’ fees and expenses—Note 3(c)	39,079
Loan commitment fees—Note 2	14,357
Interest expense—Note 2	8,379
Miscellaneous	28,607
Total Expenses	8,467,045
Less—reduction in fees due to earnings credits—Note 3(b)	(1,422)
Net Expenses	8,465,623
Investment (Loss)—Net	(1,685,870)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	67,079,551
Net unrealized appreciation (depreciation) on investments	(20,018,223)
Net Realized and Unrealized Gain (Loss) on Investments	47,061,328
Net Increase in Net Assets Resulting from Operations	45,375,458

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2011	2010
Operations ($):
Investment (loss)—net	(1,685,870)	(632,297)
Net realized gain (loss) on investments	67,079,551	22,602,461
Net unrealized appreciation
(depreciation) on investments	(20,018,223)	(31,416,536)
Net Increase (Decrease) in Net Assets
Resulting from Operations	45,375,458	(9,446,372)
Dividends to Shareholders from ($):
Investment income—net	(69,299)	—
Net realized gain on investments	(11,365,014)	—
Total Dividends	(11,434,313)	—
Capital Stock Transactions ($):
Net proceeds from shares sold	419,140,444	552,552,976
Dividends reinvested	9,688,846	—
Cost of shares redeemed	(365,811,210)	(265,565,927)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	63,018,080	286,987,049
Total Increase (Decrease) in Net Assets	96,959,225	277,540,677
Net Assets ($):
Beginning of Period	476,939,217	199,398,540
End of Period	573,898,442	476,939,217
Capital Share Transactions (Shares):
Shares sold	14,251,667	22,815,238
Shares issued for dividends reinvested	328,681	—
Shares redeemed	(12,745,878)	(11,259,748)
Net Increase (Decrease) in Shares Outstanding	1,834,470	11,555,490

See notes to financial statements.

14

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	22.49	20.65	20.20	27.07	23.12
Investment Operations:
Investment income (loss)—net[a]	(.07)	(.04)	(.00)[b]	.06	.08
Net realized and unrealized
gain (loss) on investments	2.97	1.88	.73	(1.52)	4.90
Total from Investment Operations	2.90	1.84	.73	(1.46)	4.98
Distributions:
Dividends from investment income—net	(.00)[b]	—	(.16)	(.10)	—
Dividends from net realized
gain on investments	(.49)	—	(.12)	(5.31)	(1.03)
Total Distributions	(.49)	—	(.28)	(5.41)	(1.03)
Net asset value, end of period	24.90	22.49	20.65	20.20	27.07
Total Return (%)	12.57	8.91	4.50	(6.04)	21.83
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.16	1.22	1.38	1.23	1.21
Ratio of net expenses
to average net assets	1.16	1.22	1.37	1.23	1.21
Ratio of net investment income
(loss) to average net assets	(.23)	(.15)	(.00)[c]	.26	.29
Portfolio Turnover Rate	123.29	128.47	194.30	175.45	165.75
Net Assets, end of period ($ x 1,000)	573,898	476,939	199,399	103,181	122,695

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Amount represents less than .01%.

See notes to financial statements.

The Fund	15

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Opportunistic Small Cap Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares, which are sold to existing shareholders without a sales charge.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

16

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Fund	17

NOTES TO FINANCIAL STATEMENTS (continued)

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All preceding securities are categorized as Level 1 in the hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hiearchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

18

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used as of August 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	551,017,869	—	—	551,017,869
Equity Securities—
Foreign†	22,377,232	—	—	22,377,232
Mutual Funds	106,126,483	—	—	106,126,483
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements” (“ASU 2010-06”). The portions of ASU 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the

The Fund	19

NOTES TO FINANCIAL STATEMENTS (continued)

following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of

20

rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2011,The Bank of New York Mellon earned $173,733 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended August 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2010	($)	Purchases ($)	Sales ($)	8/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	14,362,000		413,705,000	428,067,000	—		—
Dreyfus
Institutional
Cash
Advantage
Fund	46,431,767		1,476,979,037	1,417,284,321	106,126,483		18.5
Total	60,793,767		1,890,684,037	1,845,351,321	106,126,483		18.5

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $23,932,972, undistributed capital gains $36,789,600 and unrealized depreciation $31,631,480.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2011 and August 31, 2010 were as follows: ordinary income $3,834,539 and $0 and long-term capital gains $7,599,774 and $0, respectively.

During the period ended August 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses and real estate investment trusts, the fund increased accumulated undistributed investment income-net by $1,755,169, decreased accumulated net realized gain (loss) on investments by $1,765,819 and increased paid-in capital by $10,650. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York

22

Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2011 was approximately $611,800 with a related weighted average annualized interest rate of 1.37%.

NOTE 3—Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

(b) Under the Shareholder Services Plan, the fund pays the Distributor at an annual rate of .25% of the value of the fund’s average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2011, the fund was charged $1,823,727 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2011, the fund was charged $193,177 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2011, the fund was charged $30,936 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1,422.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2011, the fund was charged $76,343 pursuant to the custody agreement.

During the period ended August 31, 2011, the fund was charged $7,225 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $369,629, shareholder services plan fees $123,210, custodian fees $27,120, chief compliance officer fees $3,253 and transfer agency per account fees $32,927.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

24

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2011 amounted to $936,107,701 and $872,230,585, respectively.

At August 31, 2011, the cost of investments for federal income tax purposes was $711,153,064; accordingly, accumulated net unrealized depreciation on investments was $31,631,480, consisting of $41,134,636 gross unrealized appreciation and $72,766,116 gross unrealized depreciation.

NOTE 5—Plan of Reorganization:

On April 7, 2011, the Board of Directors approved the merger of the fund and Dreyfus Emerging Leaders Fund (the “Acquired Fund”).The merger was approved by shareholders of the Acquired Fund at a meeting held on September 15, 2011.The merger currently is anticipated to occur on or about November 28, 2011. On the date of the merger, which is a tax-free reorganization, the Acquired Fund will exchange all of its assets at net asset value, subject to liabilities, for an equivalent value of shares of the fund. Such shares will be distributed pro rata to shareholders of the Acquired Fund so that each shareholder receives a number of shares of the fund equal to the aggregate net asset value of the shareholder’s Acquired Fund shares.

The Fund	25

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors Dreyfus Opportunistic Small Cap Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Opportunistic Small Cap Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Opportunistic Small Cap Fund at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2011

26

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 16% of the ordinary dividends paid during the fiscal year ended August 31, 2011 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and GrowthTax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $3,256,099 represents the maximum amount that may be considered qualified dividend income. The fund also hereby designates $.1630 per share as a short-term capital gain distribution and $.3290 per share as a long-term capital gain distribution paid on December 14, 2010. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

The Fund	27

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 1, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

28

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of December 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was in the first quartile of the Performance Group and Performance Universe for all periods, except for the ten-year period when the fund’s total return performance was in the second quartile of the Performance Group. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was below the Expense Group and Expense Universe medians and the fund’s total expenses were above the Expense Group median and below the Expense Universe median.

The Fund	29

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in com-

30

plex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund	31

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Peggy C. Davis (68)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53
———————
David P. Feldman (71)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 50

32

Ehud Houminer (71)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Dr. Martin Peretz (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 35
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

The Fund	33

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

34

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

The Fund	35

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

36

For More Information

Ticker Symbol: DSCVX

Telephone 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144 E-mail Send your request to info@dreyfus.com Internet Information can be viewed online or downloaded at: http://www.dreyfus.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Dreyfus
Structured Midcap Fund

ANNUAL REPORT August 31, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Contents

THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses
With Those of Other Funds
9	Statement of Investments
14	Statement of Assets and Liabilities
15	Statement of Operations
16	Statement of Changes in Net Assets
18	Financial Highlights
22	Notes to Financial Statements
32	Report of Independent Registered
Public Accounting Firm
33	Important Tax Information
34	Information About the Renewal of
the Fund’s Management and
Sub-Investment Advisory Agreements
39	Board Members Information
41	Officers of the Fund

FOR MORE INFORMATION

Back Cover

Dreyfus
Structured Midcap Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Structured Midcap Fund, covering the 12-month period from September 1, 2010, through August 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although stocks rallied strongly through the first quarter of 2011 due to expectations of a more robust economic recovery, the reporting period ended amid sharply deteriorating investor sentiment due to disappointing economic data, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. In the final month of the reporting period, a major credit rating agency downgraded U.S. long-term debt, marking the first time in history that U.S.Treasury securities were not assigned the highest possible credit rating. Stocks proved volatile in this tumultuous environment, as the stalled economy caused most market sectors to give back many of the reporting period’s previous gains.

The economic outlook currently is clouded by heightened market volatility and political infighting, but we believe that a sustained, moderate global expansion is more likely than a double-dip recession. Inflationary pressures appear to be waning in most countries, including the United States, as energy prices have retreated from their highs.The Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by recent fiscal policy choices in the United States and Europe. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period from September 1, 2010, through August 31, 2011, as provided by Patrick Slattery, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, Dreyfus Structured Midcap Fund’s Class A shares produced a total return of 22.83%, Class B shares returned 21.82%, Class C shares returned 22.11% and Class I shares returned 22.97%.1 In comparison, the Standard & Poor’s MidCap 400 Index (“S&P 400 Index”), the fund’s benchmark, produced a total return of 22.89% for the same period.2

Midcap stocks rallied through the first quarter of 2011 amid expectations of continued economic recovery. However, several macroeconomic disappointments later erased many of those gains. The fund produced returns that were roughly in line with its benchmark, as strong results in the materials, consumer discretionary and health care sectors were balanced by disappointments in the consumer staples and telecommunications services sectors.

As a side note, beginning in June 2011, the fund is managed by the Active Equity Team of Mellon Capital Management Corporation. In addition to Patrick Slattery, team members include Jocelin A. Reed, C. Wesley Boggs,Warren Chiang, Ronald Gala and Langton Garvin.

The Fund’s Investment Approach

The fund seeks long-term capital growth.To pursue this goal, the fund invests at least 80% of its assets in the stocks of companies included in the S&P 400 Index or the Russell Midcap Index at the time of purchase. The fund’s stock investments may include common stocks, preferred stocks and convertible securities of U.S. and foreign issuers.We construct the portfolio through a “bottom-up” structured approach focusing on stock selection as opposed to making proactive decisions as to industry sector exposure.The approach seeks to identify undervalued securities through a quantitative process that ranks stocks based on value measures, behavioral/momentum factors and quality metrics.We attempt to maintain a neutral exposure to industry groups relative to the S&P 400 Index.

The Fund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Shifting Sentiment Sparked Heightened Volatility

Investors’ outlooks improved markedly at the start of the reporting period when the Federal Reserve Board announced a second round of quantitative easing to jump-start the U.S. economy. Subsequent upturns in economic data and corporate earnings supported rising stock prices into the first quarter of 2011. However, the rally was interrupted in February when political unrest in the Middle East led to sharply rising energy prices, and in March when devastating natural and nuclear disasters in Japan threatened to disrupt the global industrial supply chain. Still, stocks generally recovered quickly from these unexpected shocks.

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default, U.S. economic data proved disappointing and a contentious debate in Congress regarding government spending and borrowing intensified. Stocks suffered bouts of heightened volatility as newly risk-averse investors shifted their focus to industry groups that historically have held up well under uncertain economic conditions. Midcap stocks produced slightly higher returns than large-cap stocks for the overall reporting period.

Stock Selections Produced Mixed Results

Our security selection strategy drove above-average returns in the materials sectors, where chemicals producer NewMarket posted improved financial results and raised its dividend. Among consumer discretionary companies, fashion accessories retailer Fossil announced better-than-expected earnings and raised future guidance, while footwear and apparel retailer Timberland benefited from an acquisition offer. Both names were sold out of the fund late in the reporting period. In the health care sector, the stock price of medical technology firm Kinetic Concepts more than doubled during the reporting period as the company achieved improved financial results and received a takeover offer, and health care insurer Humana initiated a dividend during the reporting period as earnings climbed amid reduced medical claims industrywide.A number of individual holdings also helped bolster the fund’s relative performance, including technology firm Cypress Semiconductor, which encountered robust demand for the microchips used in touch-screen displays for smartphones and tablet computers.

Laggards during the reporting period included names in the consumer staples sector, which proved to be the benchmark’s top performing

4

market sector.The fund did not own some of the stocks that fared well for the benchmark, such as coffee maker Green Mountain Coffee, which did not meet our valuation criteria. In the telecommunications services sector, service providerTelephone & Data Systems was hurt by intensifying competitive pressures in its wireless business. Results from the energy sector were constrained by consumable fuel producers such as Arch Coal, which suffered later in the reporting period due to production problems and economic concerns.

Focused on Value, Momentum and Quality

Although we are aware of the recent downturn in economic sentiment, we remain committed to our disciplined investment approach. The quantitative valuation criteria considered by our security selection process became less predictive of stock-price movements amid heightened market volatility late in the reporting period, but fundamental momentum and quality factors continued to help us identify stocks that, in our judgment, are likely to rank among the overall stock market’s better long-term performers regardless of the headwinds facing businesses over the near term. We expect valuation factors to become more effective when investors refocus on the fundamental strengths and weakness of individual companies rather than reacting to macroeconomic developments.

September 15, 2011

Please note, the position in any security highlighted in italicized typeface was sold during the reporting period.

Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.

Stocks of small- and/or midcap companies often experience sharper price fluctuations than stocks of large-cap companies.

1 Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2 SOURCE: LIPPER INC. — Reflects reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s MidCap 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S. market.
Investors cannot invest directly in any index.

The Fund 5

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class I shares of Dreyfus
Structured Midcap Fund on 8/31/01 to a $10,000 investment made in the Standard & Poor’s MidCap 400 Index (the
“S&P 400 Index”) and the Russell Midcap Index on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of
Class B shares to Class A shares at the end of the sixth year following the date of purchase.The S&P 400 Index is a widely accepted, unmanaged total return index measuring the performance of the midsize company segment of the U.S.
market.The Russell Midcap Index is a widely accepted, unmanaged index of medium-cap stock market performance.
Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/11
	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	15.75%	0.92%	5.67%
without sales charge	22.83%	2.12%	6.30%
Class B shares
with applicable redemption charge †	17.82%	0.91%	5.80%
without redemption	21.82%	1.28%	5.80%
Class C shares
with applicable redemption charge ††	21.11%	1.39%	5.50%
without redemption	22.11%	1.39%	5.50%
Class I shares	22.97%	2.35%	6.52%
Standard & Poor’s MidCap 400 Index	22.89%	4.65%	7.28%
Russell Midcap Index	21.28%	2.99%	7.16%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Structured Midcap Fund from March 1, 2011 to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$7.20	$10.94	$10.22	$6.42
Ending value (after expenses)	$916.10	$912.00	$913.40	$916.10

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment assuming a hypothetical 5% annualized return for the six months ended August 31, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$7.58	$11.52	$10.76	$6.77
Ending value (after expenses)	$1,017.69	$1,013.76	$1,014.52	$1,018.50

† Expenses are equal to the fund’s annualized expense ratio of 1.49% for Class A, 2.27% for Class B, 2.12% for
Class C and 1.33% for Class I, multiplied by the average account value over the period, multiplied by 184/365
(to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS

August 31, 2011

Common Stocks—100.0%	Shares	Value ($)
Consumer Discretionary—14.9%
American Greetings, Cl. A	15,300[a]	324,666
ANN	9,100[a,b]	214,487
Bob Evans Farms	27,300[a]	867,048
Brinker International	32,100[a]	724,818
Cheesecake Factory	20,700[a,b]	568,215
ITT Educational Services	9,400[a,b]	678,304
Meredith	23,000[a]	593,400
O’Reilly Automotive	13,300[b]	862,904
PetSmart	16,200	683,316
RadioShack	33,900[a]	441,039
Scholastic	15,800[a]	438,608
Signet Jewelers	700	27,258
Sotheby’s	24,100[a]	896,761
TRW Automotive Holdings	4,300[b]	179,267
Warnaco Group	12,400[a,b]	661,540
Weight Watchers International	400	24,208
Williams-Sonoma	17,800	589,358
Wynn Resorts	200	30,944
		8,806,141
Consumer Staples—6.9%
Church & Dwight	27,800	1,210,412
Coca-Cola Enterprises	29,500	814,790
Constellation Brands, Cl. A	36,400[b]	719,628
Dr. Pepper Snapple Group	800	30,784
Smithfield Foods	46,300[a,b]	1,014,896
Tootsie Roll Industries	900	22,806
Tyson Foods, Cl. A	14,000	244,580
		4,057,896
Energy—10.3%
Arch Coal	34,800	706,788
Cimarex Energy	11,200	796,208
Murphy Oil	1,700	91,086
Oceaneering International	28,400	1,212,396
SEACOR Holdings	8,300[a]	736,542
Southern Union	1,400	58,632

The Fund 9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Superior Energy Services	25,700[a,b]	907,724
Tesoro	30,700[b]	738,642
Valero Energy	34,900	792,928
Whiting Petroleum	700[a,b]	32,977
		6,073,923
Financial—16.5%
American Financial Group	21,350	710,528
Apartment Investment & Management, Cl. A	11,500[a,c]	305,555
Cathay General Bancorp	65,100	834,582
Comerica	5,700	145,863
Eaton Vance	14,700[a]	358,827
Equity One	2,600[a,c]	46,826
Fifth Third Bancorp	2,700	28,674
Highwoods Properties	7,900[a,c]	258,804
Hospitality Properties Trust	27,900[c]	655,092
Huntington Bancshares	15,300	76,959
Jones Lang LaSalle	6,300	421,533
KeyCorp	100,100	664,664
Liberty Property Trust	8,300[a,c]	281,702
Macerich	2,698[c]	132,310
Rayonier	25,800[a,c]	1,082,052
Reinsurance Group of America	10,600	565,722
SEI Investments	45,300	775,083
SL Green Realty	7,500[c]	541,800
StanCorp Financial Group	14,700[a]	449,085
SVB Financial Group	600[b]	27,648
Waddell & Reed Financial, Cl. A	15,300	477,666
Webster Financial	47,400[a]	857,940
Weingarten Realty Investors	1,300[a,c]	31,681
		9,730,596
Health Care—9.9%
Agilent Technologies	700[b]	25,809
AMERIGROUP	2,400[a,b]	118,728
Charles River Laboratories International	700[b]	23,184
Covance	17,700[a,b]	877,212
Health Net	10,800[b]	266,652

10

Common Stocks (continued)	Shares	Value ($)
Health Care (continued)
Humana	7,200	559,008
IDEXX Laboratories	9,100[a,b]	725,998
Kinetic Concepts	10,300[b]	695,662
Life Technologies	700[a,b]	29,400
LifePoint Hospitals	5,100[a,b]	187,170
Myriad Genetics	4,600[b]	91,218
Techne	12,300	891,381
United Therapeutics	18,100[b]	781,015
Watson Pharmaceuticals	8,200[b]	550,384
		5,822,821
Industrial—11.9%
AGCO	700[b]	29,988
Alaska Air Group	16,100[a,b]	929,453
Copart	877[b]	37,746
Corrections Corp. of America	20,600[b]	467,414
Donaldson	600	35,388
Gardner Denver	6,300	496,377
Joy Global	9,900	826,155
KBR	9,200	276,460
Kennametal	26,200	965,732
Nordson	17,500[a]	768,250
Pitney Bowes	15,400[a]	312,774
Timken	21,400	842,090
Toro	6,100[a]	332,877
URS	20,100[b]	704,907
		7,025,611
Information Technology—17.2%
ACI Worldwide	17,200[b]	514,452
Arrow Electronics	23,000[b]	717,600
BMC Software	2,400[b]	97,464
Broadridge Financial Solutions	1,400	29,148
CA	37,500	787,125
Cadence Design Systems	22,000[a,b]	203,280
Computer Sciences	1,000	30,660
Convergys	20,800[a,b]	221,520
DST Systems	17,415	817,112

The Fund 11

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Information Technology (continued)
FactSet Research Systems	10,000	879,000
Fairchild Semiconductor International	51,800[b]	686,868
IAC/InterActiveCorp	16,900[a,b]	668,057
Integrated Device Technology	3,900[a,b]	22,074
Lender Processing Services	10,200[a]	179,928
LSI	26,700[b]	181,827
Parametric Technology	6,500[a,b]	117,000
Plantronics	24,600[a]	788,430
QLogic	41,600[a,b]	581,152
Solera Holdings	8,300	486,795
Synopsys	26,900[b]	696,172
Tech Data	13,500[a,b]	635,580
Vishay Intertechnology	70,600[a,b]	804,840
		10,146,084
Materials—5.3%
Cabot	9,000	309,870
Domtar	12,200[a]	979,904
Minerals Technologies	15,300[a]	887,553
NewMarket	5,400[a]	905,472
Steel Dynamics	2,100	26,733
Westlake Chemical	600[a]	27,570
		3,137,102
Telecommunication Services—1.3%
Telephone & Data Systems	28,700[a]	735,581
Utilities—5.8%
CMS Energy	9,100[a]	179,270
Great Plains Energy	49,100[a]	959,905
Hawaiian Electric Industries	37,900[a]	910,358
NV Energy	15,100	225,292
PNM Resources	3,300	49,368
Questar	55,300	1,036,322
WGL Holdings	800	33,088
Wisconsin Energy	800[a]	25,312
		3,418,915
Total Common Stocks
(cost $60,598,791)		58,954,670

12

Other Investment—.3%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $203,000)	203,000 [d]	203,000

Investment of Cash Collateral
for Securities Loaned—30.2%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $17,823,756)	17,823,756 [d]	17,823,756

Total Investments (cost $78,625,547)	130.5%	76,981,426
Liabilities, Less Cash and Receivables	(30.5%)	(18,002,944)
Net Assets	100.0%	58,978,482

a Security, or portion thereof, on loan.At August 31, 2011, the value of the fund’s securities on loan was
$17,449,627 and the value of the collateral held by the fund was $17,823,756.
b Non-income producing security.
c Investment in real estate investment trust.
d Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)

Money Market Investments	30.5	Health Care	9.9
Information Technology	17.2	Consumer Staples	6.9
Financial	16.5	Utilities	5.8
Consumer Discretionary	14.9	Materials	5.3
Industrial	11.9	Telecommunication Services	1.3
Energy	10.3		130.5

† Based on net assets.
See notes to financial statements.

The Fund 13

STATEMENT OF ASSETS AND LIABILITIES

August 31, 2011

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $17,449,627)—Note 1(b):
Unaffiliated issuers			60,598,791	58,954,670
Affiliated issuers			18,026,756	18,026,756
Cash				130,004
Dividends and securities lending income receivable				85,186
Receivable for shares of Common Stock subscribed				71,905
Prepaid expenses				30,129
				77,298,650
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				65,431
Liability for securities on loan—Note 1(b)				17,823,756
Payable for shares of Common Stock redeemed				272,624
Accrued expenses				158,357
				18,320,168
Net Assets ($)				58,978,482
Composition of Net Assets ($):
Paid-in capital				79,719,822
Accumulated net realized gain (loss) on investments				(19,097,219)
Accumulated net unrealized appreciation
(depreciation) on investments				(1,644,121)
Net Assets ($)				58,978,482

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	23,915,694	771,989	10,246,103	24,044,696
Shares Outstanding	1,281,126	44,589	589,007	1,271,485
Net Asset Value Per Share ($)	18.67	17.31	17.40	18.91

See notes to financial statements.

14

STATEMENT OF OPERATIONS
Year Ended August 31, 2011

Investment Income ($):
Income:
Cash dividends;
Unaffiliated issuers	1,135,932
Affiliated issuers	1,318
Income from securities lending—Note 1(b)	5,851
Total Income	1,143,101
Expenses:
Management fee—Note 3(a)	734,284
Shareholder servicing costs—Note 3(c)	444,708
Distribution fees—Note 3(b)	95,776
Professional fees	49,894
Prospectus and shareholders’ reports	28,140
Registration fees	25,206
Custodian fees—Note 3(c)	12,854
Directors’ fees and expenses—Note 3(d)	5,392
Loan commitment fees—Note 2	2,803
Interest expense—Note 2	309
Miscellaneous	15,434
Total Expenses	1,414,800
Less—reduction in fees due to earnings credits—Note 3(c)	(114)
Net Expenses	1,414,686
Investment (Loss)—Net	(271,585)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	18,979,741
Net unrealized appreciation (depreciation) on investments	4,085,751
Net Realized and Unrealized Gain (Loss) on Investments	23,065,492
Net Increase in Net Assets Resulting from Operations	22,793,907

See notes to financial statements.

The Fund 15

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2011	2010
Operations ($):
Investment income (loss)—net	(271,585)	340,616
Net realized gain (loss) on investments	18,979,741	13,969,824
Net unrealized appreciation
(depreciation) on investments	4,085,751	(261,939)
Net Increase (Decrease) in Net Assets
Resulting from Operations	22,793,907	14,048,501
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	—	(150,648)
Class I Shares	(55,786)	(348,790)
Total Dividends	(55,786)	(499,438)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	9,548,620	15,618,802
Class B Shares	57,321	2,680
Class C Shares	959,967	377,043
Class I Shares	15,154,007	11,934,738
Dividends reinvested:
Class A Shares	—	133,029
Class I Shares	54,008	346,096
Cost of shares redeemed:
Class A Shares	(27,849,252)	(33,353,051)
Class B Shares	(1,148,902)	(866,390)
Class C Shares	(2,585,597)	(3,441,338)
Class I Shares	(50,356,931)	(18,409,429)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(56,166,759)	(27,657,820)
Total Increase (Decrease) in Net Assets	(33,428,638)	(14,108,757)
Net Assets ($):
Beginning of Period	92,407,120	106,515,877
End of Period	58,978,482	92,407,120
Undistributed investment income—net	—	57,646

16

	Year Ended August 31,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	502,019	989,480
Shares issued for dividends reinvested	—	8,952
Shares redeemed	(1,511,372)	(2,143,237)
Net Increase (Decrease) in Shares Outstanding	(1,009,353)	(1,144,805)
Class Ba
Shares sold	3,071	192
Shares redeemed	(63,501)	(60,344)
Net Increase (Decrease) in Shares Outstanding	(60,430)	(60,152)
Class C
Shares sold	51,812	25,223
Shares redeemed	(147,845)	(236,940)
Net Increase (Decrease) in Shares Outstanding	(96,033)	(211,717)
Class I
Shares sold	760,264	750,763
Shares issued for dividends reinvested	2,539	23,058
Shares redeemed	(2,501,967)	(1,106,922)
Net Increase (Decrease) in Shares Outstanding	(1,739,164)	(333,101)

a During the period ended August 31, 2011, 20,076 Class B shares representing $366,375 were automatically converted to 18,687 Class A shares and during the period ended August 31, 2010, 10,691 Class B shares representing $146,551 were automatically converted to 10,029 Class A shares.

See notes to financial statements.

The Fund 17

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	15.20	13.62	17.80	20.93	18.57
Investment Operations:
Investment income (loss)—net[a]	(.05)	.04	.09	.06	.05
Net realized and unrealized
gain (loss) on investments	3.52	1.59	(4.20)	(1.93)	2.85
Total from Investment Operations	3.47	1.63	(4.11)	(1.87)	2.90
Distributions:
Dividends from investment income—net	—	(.05)	(.07)	—	—
Dividends from net realized
gain on investments	—	—	—	(1.26)	(.54)
Total Distributions	—	(.05)	(.07)	(1.26)	(.54)
Net asset value, end of period	18.67	15.20	13.62	17.80	20.93
Total Return (%)[b]	22.83	11.97	(23.02)	(9.37)	15.76
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.43	1.36	1.52	1.22	1.22
Ratio of net expenses
to average net assets	1.43	1.36	1.51	1.22	1.22
Ratio of net investment income
(loss) to average net assets	(.29)	.27	.74	.32	.26
Portfolio Turnover Rate	77.12	84.88	102.59	88.40	122.16
Net Assets, end of period ($ x 1,000)	23,916	34,811	46,780	60,795	106,762

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended August 31,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	14.21	12.79	16.77	19.96	17.87
Investment Operations:
Investment (loss)—net[a]	(.18)	(.08)	(.01)	(.09)	(.12)
Net realized and unrealized
gain (loss) on investments	3.28	1.50	(3.97)	(1.84)	2.75
Total from Investment Operations	3.10	1.42	(3.98)	(1.93)	2.63
Distributions:
Dividends from net realized
gain on investments	—	—	—	(1.26)	(.54)
Net asset value, end of period	17.31	14.21	12.79	16.77	19.96
Total Return (%)[b]	21.82	11.10	(23.73)	(10.16)	14.91
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.20	2.21	2.34	2.07	2.09
Ratio of net expenses
to average net assets	2.20	2.21	2.34	2.07	2.08
Ratio of net investment (loss)
to average net assets	(1.00)	(.58)	(.11)	(.53)	(.62)
Portfolio Turnover Rate	77.12	84.88	102.59	88.40	122.16
Net Assets, end of period ($ x 1,000)	772	1,492	2,113	4,030	5,798

a Based on average shares outstanding at each month end.
b Exclusive of sales charge.

See notes to financial statements.

The Fund 19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	14.25	12.82	16.78	19.96	17.86
Investment Operations:
Investment income (loss)—net[a]	(.17)	(.07)	.00[b]	(.08)	(.11)
Net realized and unrealized
gain (loss) on investments	3.32	1.50	(3.96)	(1.84)	2.75
Total from Investment Operations	3.15	1.43	(3.96)	(1.92)	2.64
Distributions:
Dividends from net realized
gain on investments	—	—	—	(1.26)	(.54)
Net asset value, end of period	17.40	14.25	12.82	16.78	19.96
Total Return (%)[c]	22.11	11.15	(23.60)	(10.10)	14.91
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.09	2.11	2.23	2.01	2.01
Ratio of net expenses
to average net assets	2.09	2.11	2.22	2.00	2.01
Ratio of net investment income
(loss) to average net assets	(.95)	(.49)	.01	(.46)	(.55)
Portfolio Turnover Rate	77.12	84.88	102.59	88.40	122.16
Net Assets, end of period ($ x 1,000)	10,246	9,764	11,499	22,554	28,984

a Based on average shares outstanding at each month end.
b Amount represents less than $.01 per share.
c Exclusive of sales charge.

See notes to financial statements.

20

		Year Ended August 31,
Class I Shares	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	15.39	13.79	18.05	21.18	18.75
Investment Operations:
Investment income (loss)—net[b]	(.02)	.09	.12	.10	.09
Net realized and unrealized
gain (loss) on investments	3.56	1.61	(4.26)	(1.97)	2.88
Total from Investment Operations	3.54	1.70	(4.14)	(1.87)	2.97
Distributions:
Dividends from investment income—net	(.02)	(.10)	(.12)	—	—
Dividends from net realized
gain on investments	—	—	—	(1.26)	(.54)
Total Distributions	(.02)	(.10)	(.12)	(1.26)	(.54)
Net asset value, end of period	18.91	15.39	13.79	18.05	21.18
Total Return (%)	22.97	12.37	(22.78)	(9.25)	15.99
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.30	1.05	1.18	1.04	1.13
Ratio of net expenses
to average net assets	1.30	1.05	1.17	1.03	1.07
Ratio of net investment income
(loss) to average net assets	(.12)	.57	1.01	.51	.41
Portfolio Turnover Rate	77.12	84.88	102.59	88.40	122.16
Net Assets, end of period ($ x 1,000)	24,045	46,340	46,124	61,738	30,071

a Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b Based on average shares outstanding at each month end.

See notes to financial statements.

The Fund 21

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Structured Midcap Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”) which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company offering thirteen series, including the fund.The fund’s investment objective is to seek long-term capital growth.The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Mellon Capital Management Corporation (“Mellon Capital”), an affiliate of Dreyfus, serves as the fund’s sub-investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of Dreyfus, is the distributor of the fund’s shares.The fund is authorized to issue 500 million shares of $.001 par value Common Stock. The fund currently offers four classes of shares: Class A (200 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund no longer offers Class B shares except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

22

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund 23

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized as Level 1 in the hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

24

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used as of August 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	58,927,412	—	—	58,927,412
Equity Securities—
Foreign†	27,258	—	—	27,258
Mutual Funds	18,026,756	—	—	18,026,756
† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements” (“ASU 2010-06”). The portions of ASU 2010-06 which require

The Fund 25

NOTES TO FINANCIAL STATEMENTS (continued)

reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus,

26

the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by Dreyfus, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2011, The Bank of New York Mellon earned $2,508 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended August 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2010	($)	Purchases ($)	Sales ($)	8/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	—		17,620,000	17,417,000	203,000.3
Dreyfus
Institutional
Cash
Advantage
Fund†	6,591,157		51,617,360	40,384,761	17,823,756		30.2
Total	6,591,157		69,237,360	57,801,761	18,026,756		30.5

† On June 7, 2011, Dreyfus Institutional Cash Advantage Plus Fund was acquired by Dreyfus
Institutional Cash Advantage Fund, resulting in a transfer of shares.

The Fund 27

NOTES TO FINANCIAL STATEMENTS (continued)

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2011, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $19,027,724 and unrealized depreciation $1,713,616.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2011. If not applied, the carryover expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2011 and August 31, 2010 were as follows: ordinary income $55,786 and $499,438, respectively.

28

During the period ended August 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, the fund increased accumulated undistributed investment income-net by $269,725 and decreased paid-in capital by the same amount. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2011 was approximately $22,700, with a related weighted average annualized interest rate of 1.36%.

NOTE 3—Management Fee, Sub-Investment Advisory Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with Dreyfus, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between Dreyfus and Mellon Capital, the sub-investment advisory fee is payable monthly by Dreyfus, and is based upon the value of the fund’s average daily net assets, computed at the following annual rates:

Average Net Assets
0 up to $100 million	.25%
$100 million up to $1 billion	.20%
$1 billion up to $1.5 billion	.16%
In excess of $1.5 billion	.10%

The Fund 29

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2011, the Distributor retained $3,029 from commissions earned on sales of the fund’s Class A shares and $3,832 and $381 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended August 31, 2011, Class B and Class C shares were charged $10,219 and $85,557, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services.The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2011, Class A, Class B and Class C shares were charged $73,350, $3,406 and $28,519, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of Dreyfus, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2011, the fund was charged $32,408 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

30

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2011, the fund was charged $2,461 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $114.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2011, the fund was charged $12,854 pursuant to the custody agreement.

During the period ended August 31, 2011, the fund was charged $7,225 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $36,828, Rule 12b-1 distribution plan fees $6,838, shareholder services plan fees $7,205, custodian fees $4,340, chief compliance officer fees $3,253 and transfer agency per account fees $6,967.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2011, amounted to $74,227,848 and $130,013,162, respectively.

At August 31, 2011, the cost of investments for federal income tax purposes was $78,695,042; accordingly, accumulated net unrealized depreciation on investments was $1,713,616, consisting of $4,029,230 gross unrealized appreciation and $5,742,846 gross unrealized depreciation.

The Fund 31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Structured Midcap Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Structured Midcap Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and others. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Structured Midcap Fund at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2011

32

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2011 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $55,786 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

The Fund 33

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AND SUB-INVESTMENT
ADVISORY AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Directors held on March 1, 2011, the Board considered the renewal of the fund’s Management Agreement, pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”), and the Sub-Investment Advisory Agreement (together, the “Agreements”), pursuant to which Mellon Capital Management Corporation (the “Sub-Adviser”) provides day-to-day management of the fund’s investments.The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered all factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance

34

in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures, as well as Dreyfus’ supervisory activities over the Sub-Adviser. The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of December 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds.The Board members discussed the results of the comparisons and noted that the fund’s total return performance was in the first or second quartile of the Performance Group and Performance Universe for all periods, except for the four- and five-year periods when the fund’s total return performance was in the third quartile of the Performance Universe. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Fund 35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was below the Expense Group median, the fund’s actual management fee was at the Expense Group median and above the Expense Universe median and the fund’s total expenses were below the Expense Group and at the Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Sub-Adviser or its affiliates for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

The Board considered the fee to the Sub-Adviser in relation to the fee paid to Dreyfus by the fund and the respective services provided by the Sub-Adviser and Dreyfus.The Board also noted the Sub-Adviser’s fee is paid by Dreyfus (out of its fee from the fund) and not the fund.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board previously had

36

been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreements bear a reasonable relationship to the mix of services provided by Dreyfus and the Sub-Adviser, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Since Dreyfus, and not the fund, pays the Sub-Adviser pursuant to the Sub-Investment Advisory Agreement, the Board did not consider the Sub-Adviser’s profitability to be relevant to its deliberations. Dreyfus representatives noted that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and noted that there were no soft dollar arrangements in effect for trading the fund’s investments.

The Fund 37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S MANAGEMENT
AND SUB-INVESTMENT ADVISORY AGREEMENTS (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus and the Sub-Adviser are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fees paid to Dreyfus and the Sub- Adviser were reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreements was in the best interests of the fund and its shareholders.

38

The Fund 39

40

The Fund 41

42

The Fund 43

NOTES

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange
Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on
the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at
http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

© 2011 MBSC Securities Corporation

Dreyfus
Strategic Value Fund

ANNUAL REPORT August 31, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
13	Statement of Assets and Liabilities
14	Statement of Operations
15	Statement of Changes in Net Assets
17	Financial Highlights
21	Notes to Financial Statements
32	Report of Independent Registered Public Accounting Firm
33	Important Tax Information
34	Information About the Renewal of the Fund’s Management Agreement
39	Board Members Information
41	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Strategic Value Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Strategic Value Fund, covering the 12-month period from September 1, 2010, through August 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although stocks rallied strongly through the first quarter of 2011 due to expectations of a more robust economic recovery, the reporting period ended amid sharply deteriorating investor sentiment due to disappointing economic data, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. In the final month of the reporting period, a major credit rating agency downgraded U.S. long-term debt, marking the first time in history that U.S.Treasury securities were not assigned the highest possible credit rating. Stocks proved volatile in this tumultuous environment, as the stalled economy caused most market sectors to give back many of the reporting period’s previous gains.

The economic outlook currently is clouded by heightened market volatility and political infighting, but we believe that a sustained, moderate global expansion is more likely than a double-dip recession. Inflationary pressures appear to be waning in most countries, including the United States, as energy prices have retreated from their highs.The Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by recent fiscal policy choices in the United States and Europe. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by Brian Ferguson, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, Dreyfus Strategic Value Fund’s Class A shares produced a total return of 13.52%, Class B shares produced a total return of 12.39%, Class C shares produced a total return of 12.64% and Class I shares produced a total return of 13.83%.1 The fund’s benchmark, the Russell 1000 Value Index, produced a total return of 14.37% for the same period.2

Stocks generally rallied early in the reporting period as an economic recovery appeared to gain traction, but renewed macroeconomic concerns later caused the market to give back many of its previous gains. The fund’s returns were lower than its benchmark, due primarily to an emphasis on some of the more economically sensitive market sectors over the final months of the reporting period.

The Fund’s Investment Approach

The fund seeks capital appreciation. We identify potential investments through extensive quantitative and fundamental research.The fund will focus on individual stock selection (a “bottom-up” approach), emphasizing three key factors: value, when quantitative screens track traditional measures, such as price-to-earnings, price-to-book and price-to-sales ratios, and then these ratios are analyzed and compared against the market; sound business fundamentals, when a company’s balance sheet and income data are examined to determine the company’s financial history; and positive business momentum, when a company’s earnings and forecast changes are analyzed and sales and earnings trends are reviewed to determine the company’s financial condition or the presence of a catalyst that will trigger a price increase near- to mid-term.

The fund typically sells a stock when we believe there is a more attractive alternative, the stock’s valuation is excessive or there are deteriorating fundamentals, such as a loss of competitive advantage, a failure in management execution or deteriorating capital structure.

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

Shifting Sentiment Sparked Heightened Market Volatility

Market sentiment improved markedly at the start of the reporting period after the Federal Reserve Board announced a new round of quantitative easing and investors looked forward to better business conditions. Gains in employment, consumer spending and corporate earnings subsequently supported higher stock prices into the first quarter of 2011. However, the market rally was interrupted in February 2011 when political unrest in the Middle East led to sharply rising crude oil prices, and again in March when catastrophic natural and nuclear disasters in Japan disrupted the global industrial supply chain. Nonetheless, investors proved resilient, and the U.S. stock market rebounded relatively quickly from these unexpected shocks.

Investor sentiment began to deteriorate in earnest in late April when Greece again appeared headed for default on its sovereign debt. In addition, U.S. economic data proved more disappointing than expected, and investors reacted cautiously to a contentious debate regarding U.S. government spending and borrowing. Stocks suffered bouts of heightened volatility when newly risk-averse investors shifted their focus from economically sensitive industry groups and relatively speculative companies to those that historically have held up well under uncertain economic conditions.Value-oriented stocks produced lower returns, on average, than growth-oriented stocks in this environment.

Stock Selections Produced Mixed Results

Although the fund participated in the market’s overall gains to a significant degree, its relative performance was undermined by a pro-cyclical tilt in the consumer discretionary sector. In addition, household goods producer Newell Rubbermaid reduced its profit forecast due to sluggish consumer spending, and apparel seller Guess? encountered lower same-store sales and weaker store traffic in Europe. In the energy sector, our lack of exposure to integrated oil giant Chevron constrained results compared to the benchmark, and better results from other energy holdings were not sufficient to fully offset its adverse impact on relative performance.

On the other hand, our security selection strategy proved more successful in the industrials sector, where machinery producers Caterpillar, Dover and Cummins advanced amid robust demand from the emerging markets

4

and reconstruction efforts in Japan. In the materials sector, metals-and-mining giant Freeport McMoRan Copper & Gold benefited from rising commodity prices, and chemicals producer Celanese encountered strong demand for its products in China.

Seeking Opportunities Among Attractively Valued Stocks

Despite ongoing headwinds, we believe the economic expansion is likely to persist. Indeed, the stock market seems recently to have reacted more to macroeconomic developments than to the fundamental strengths and weaknesses of individual companies. In our analysis, many stocks have declined to lower valuations than are warranted by their fundamentals, including companies with the ability to grow in a variety of economic climates.

As of the end of the reporting period, our bottom-up security selection process has identified a number of opportunities in the consumer discretionary sector, where valuations of media companies appear especially attractive. Fewer stocks in the financials sector have satisfied our value-oriented investment criteria.

September 15, 2011

Please note, the position in any security highlighted with italicized typface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, portfolio shares may be worth more or less than their original cost.The fund’s returns reflect the absorption of certain fund expenses by The Dreyfus Corporation pursuant to an agreement in effect through January 1, 2012, at which time it may be extended, terminated or modified. Had these expenses not been absorbed, the fund’s returns would have been lower.
2	SOURCE: LIPPER INC. — Reflects the reinvestment of dividends and, where applicable, capital gain distributions.The Russell 1000 Value Index is an unmanaged index which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in any index.

The Fund	5

FUND PERFORMANCE

† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in each of the Class A, Class B, Class C and Class I shares of
Dreyfus Strategic Value Fund on 8/31/01 to a $10,000 investment made in the Russell 1000 Value Index (the
“Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of
Class B shares to Class A shares at the end of the sixth year following the date of purchase.The Index uses company price-to-book ratios and long-term growth rates to calculate a composite ranking, which is used to determine if a stock is
“growth” or “value.” Unlike a mutual fund, the Index is not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/11

	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	7.00%	–1.17%	3.73%
without sales charge	13.52%	0.01%	4.35%
Class B shares
with applicable redemption charge †	8.39%	–1.22%	3.90%
without redemption	12.39%	–0.87%	3.90%
Class C shares
with applicable redemption charge ††	11.64%	–0.74%	3.61%
without redemption	12.64%	–0.74%	3.61%
Class I shares	13.83%	0.21%	4.51%
Russell 1000 Value Index	14.37%	–1.62%	3.41%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Strategic Value Fund from March 1, 2011 to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2011
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$4.61	$9.10	$8.12	$3.43
Ending value (after expenses)	$865.60	$861.40	$862.30	$866.80

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2011
	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$4.99	$9.86	$8.79	$3.72
Ending value (after expenses)	$1,020.27	$1,015.43	$1,016.48	$1,021.53

† Expenses are equal to the fund’s annualized expense ratio of .98% for Class A, 1.94% for Class B, 1.73% for Class C and .73% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
August 31, 2011

Common Stocks—99.6%	Shares	Value ($)
Consumer Discretionary—15.2%
Carnival	326,870	10,796,516
CBS, Cl. B	150,660	3,774,033
General Motors	127,304	3,059,115
Guess?	172,200[a]	5,873,742
Home Depot	241,520	8,061,938
Johnson Controls	379,830	12,108,980
Newell Rubbermaid	425,090	5,883,246
News, Cl. A	519,550	8,972,628
NVR	4,710[a,b]	2,997,915
Omnicom Group	528,270	21,421,348
Staples	258,110	3,804,541
Time Warner	364,850	11,551,151
Toll Brothers	189,870[a,b]	3,263,865
Viacom, Cl. B	129,160	6,230,678
Walt Disney	304,600	10,374,676
		118,174,372
Consumer Staples—8.1%
ConAgra Foods	155,590	3,799,508
CVS Caremark	283,950	10,196,645
Dr. Pepper Snapple Group	244,010 [a]	9,389,505
Energizer Holdings	155,570[a,b]	11,742,424
Kraft Foods, Cl. A	228,010	7,984,910
PepsiCo	302,390	19,482,988
		62,595,980
Energy—15.9%
Alpha Natural Resources	196,850 [a,b]	6,509,830
Anadarko Petroleum	252,720	18,638,100
EOG Resources	83,778	7,757,005
Exxon Mobil	220,910	16,356,176
Hess	61,810	3,667,805
Occidental Petroleum	391,070	33,921,412
Schlumberger	470,000	36,716,400
		123,566,728
Exchange Traded Funds—.5%
iShares Russell 1000 Value Index Fund	62,910[a]	3,873,998

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares	Value ($)
Financial—19.9%
American Express	84,290	4,190,056
Ameriprise Financial	194,120	8,871,284
AON	178,290	8,331,492
Capital One Financial	209,540[a]	9,649,317
Citigroup	422,860	13,129,803
Comerica	343,840	8,798,866
Franklin Resources	34,950	4,191,204
JPMorgan Chase & Co.	669,158	25,133,574
Marsh & McLennan	287,770	8,552,524
MetLife	346,609	11,646,061
Moody’s	122,520[a]	3,777,292
PNC Financial Services Group	142,100	7,124,894
Prudential Financial	141,390[a]	7,099,192
SunTrust Banks	339,610	6,758,239
TD Ameritrade Holding	338,250 [a]	5,202,285
Wells Fargo & Co.	831,330	21,697,713
		154,153,796
Health Care—15.4%
Amgen	159,770	8,852,057
Baxter International	101,190	5,664,616
CIGNA	160,080	7,482,139
Johnson & Johnson	253,640	16,689,512
McKesson	107,840	8,619,651
Medtronic	110,020	3,858,401
Merck & Co.	451,890	14,966,597
Mylan	192,530[b]	3,996,923
Pfizer	1,615,190	30,656,306
Thermo Fisher Scientific	73,940	4,061,524
UnitedHealth Group	208,740	9,919,325
Watson Pharmaceuticals	68,340[b]	4,586,981
		119,354,032
Industrials—9.7%
Caterpillar	96,000	8,736,000

10

Common Stocks (continued)	Shares	Value ($)
Industrials (continued)
Cooper Industries	65,380	3,097,704
Dover	198,050	11,391,836
Eaton	130,290	5,595,956
General Electric	1,326,830	21,640,597
Honeywell International	71,310	3,409,331
Hubbell, Cl. B	66,060	3,906,128
Owens Corning	212,080[b]	6,163,045
Pitney Bowes	197,476[a]	4,010,738
Stanley Black & Decker	63,990	3,966,100
Thomas & Betts	75,500[b]	3,297,840
		75,215,275
Information Technology—10.0%
Accenture, Cl. A	131,890	7,067,985
AOL	264,128[a,b]	4,115,114
BMC Software	228,400[b]	9,275,324
Cisco Systems	749,050	11,745,104
Corning	187,790	2,822,484
eBay	133,200[b]	4,111,884
Electronic Arts	652,380[a,b]	14,730,740
Oracle	205,560	5,770,069
QUALCOMM	358,920	18,470,023
		78,108,727
Materials—4.1%
Air Products & Chemicals	46,410	3,799,587
Celanese, Ser. A	154,220	7,249,882
Cliffs Natural Resources	66,880	5,541,008
Dow Chemical	302,160	8,596,452
Freeport-McMoRan Copper & Gold	135,240	6,375,214
		31,562,143
Utilities—.8%
Exelon	137,700	5,937,624
Total Common Stocks
(cost $785,039,129)		772,542,675

The Fund	11

STATEMENT OF INVESTMENTS (continued)

Other Investment—.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $174,000)	174,000 [c]	174,000

Investment of Cash Collateral
for Securities Loaned—5.4%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Fund
(cost $42,142,311)	42,142,311 [c]	42,142,311

Total Investments (cost $827,355,440)	105.0%	814,858,986
Liabilities, Less Cash and Receivables	(5.0%)	(38,904,263)
Net Assets	100.0%	775,954,723

a Security, or portion thereof, on loan.At August 31, 2011, the value of the fund’s securities on loan was
$41,321,678 and the value of the collateral held by the fund was $42,142,311.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Financial	19.9	Consumer Staples	8.1
Energy	15.9	Money Market Investments	5.4
Health Care	15.4	Materials	4.1
Consumer Discretionary	15.2	Utilities	.8
Information Technology	10.0	Exchange Traded Funds	.5
Industrials	9.7		105.0

† Based on net assets.
See notes to financial statements.

12

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2011

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $41,321,678 )—Note 1(b):
Unaffiliated issuers			785,039,129	772,542,675
Affiliated issuers			42,316,311	42,316,311
Cash				434,048
Receivable for investment securities sold				9,998,884
Dividends and securities lending income receivable				1,709,284
Receivable for shares of Common Stock subscribed				786,690
Prepaid expenses				56,380
				827,844,272
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				513,341
Liability for securities on loan—Note 1(b)				42,142,311
Payable for investment securities purchased				6,208,992
Payable for shares of Common Stock redeemed				2,712,590
Interest payable—Note 2				299
Accrued expenses				312,016
				51,889,549
Net Assets ($)				775,954,723
Composition of Net Assets ($):
Paid-in capital				835,853,221
Accumulated undistributed investment income—net				3,710,565
Accumulated net realized gain (loss) on investments				(51,112,609)
Accumulated net unrealized appreciation
(depreciation) on investments				(12,496,454)
Net Assets ($)				775,954,723

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	599,377,328	2,220,740	50,791,501	123,565,154
Shares Outstanding	22,818,690	88,673	2,027,299	4,698,740
Net Asset Value Per Share ($)	26.27	25.04	25.05	26.30
See notes to financial statements.

The Fund	13

STATEMENT OF OPERATIONS
Year Ended August 31, 2011

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	13,967,965
Affiliated issuers	4,126
Income from securities lending—Note 1(b)	38,904
Total Income	14,010,995
Expenses:
Management fee—Note 3(a)	6,114,990
Shareholder servicing costs—Note 3(c)	3,153,388
Distribution fees—Note 3(b)	448,904
Registration fees	76,474
Custodian fees—Note 3(c)	74,362
Professional fees	70,775
Prospectus and shareholders’ reports	64,366
Directors’ fees and expenses—Note 3(d)	36,591
Loan commitment fees—Note 2	11,512
Interest expense—Note 2	9,261
Miscellaneous	31,689
Total Expenses	10,092,312
Less—reduction in management fee due to undertaking—Note 3(a)	(1,903,729)
Less—reduction in fees due to earnings credits—Note 3(c)	(1,890)
Net Expenses	8,186,693
Investment Income—Net	5,824,302
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	97,982,582
Net unrealized appreciation (depreciation) on investments	(22,195,946)
Net Realized and Unrealized Gain (Loss) on Investments	75,786,636
Net Increase in Net Assets Resulting from Operations	81,610,938
See notes to financial statements.

14

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2011	2010
Operations ($):
Investment income—net	5,824,302	3,494,498
Net realized gain (loss) on investments	97,982,582	33,640,084
Net unrealized appreciation
(depreciation) on investments	(22,195,946)	(44,683,108)
Net Increase (Decrease) in Net Assets
Resulting from Operations	81,610,938	(7,548,526)
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(4,284,720)	(2,992,381)
Class C Shares	(4,026)	—
Class I Shares	(712,083)	(343,308)
Total Dividends	(5,000,829)	(3,335,689)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	180,463,006	204,668,293
Class B Shares	107,295	530,511
Class C Shares	14,905,564	14,609,303
Class I Shares	124,773,051	70,120,896
Dividends reinvested:
Class A Shares	3,979,862	2,748,505
Class C Shares	3,009	—
Class I Shares	589,826	261,221
Cost of shares redeemed:
Class A Shares	(193,366,113)	(164,295,662)
Class B Shares	(2,963,623)	(4,190,163)
Class C Shares	(16,686,438)	(10,383,196)
Class I Shares	(73,748,652)	(34,724,567)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	38,056,787	79,345,141
Total Increase (Decrease) in Net Assets	114,666,896	68,460,926
Net Assets ($):
Beginning of Period	661,287,827	592,826,901
End of Period	775,954,723	661,287,827
Undistributed investment income—net	3,710,565	2,887,092

The Fund	15

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Year Ended August 31,
	2011	2010
Capital Share Transactions:
Class Aa
Shares sold	6,288,752	8,209,417
Shares issued for dividends reinvested	143,263	111,411
Shares redeemed	(6,868,340)	(6,576,727)
Net Increase (Decrease) in Shares Outstanding	(436,325)	1,744,101
Class Ba
Shares sold	3,785	22,098
Shares redeemed	(110,504)	(175,083)
Net Increase (Decrease) in Shares Outstanding	(106,719)	(152,985)
Class C
Shares sold	535,560	607,753
Shares issued for dividends reinvested	113	—
Shares redeemed	(620,905)	(436,880)
Net Increase (Decrease) in Shares Outstanding	(85,232)	170,873
Class I
Shares sold	4,337,271	2,787,942
Shares issued for dividends reinvested	21,247	10,606
Shares redeemed	(2,580,629)	(1,409,827)
Net Increase (Decrease) in Shares Outstanding	1,777,889	1,388,721

a	During the period ended August 31, 2011, 49,753 Class B shares representing $1,350,217 were automatically converted to 47,592 Class A shares and during the period ended August 31, 2010, 86,705 Class B shares representing $2,077,411 were automatically converted to 83,143 Class A shares.
See notes to financial statements.

16

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	23.30	23.50	28.42	33.56	30.75
Investment Operations:
Investment income—net[a]	.21	.14	.22	.27	.31
Net realized and unrealized
gain (loss) on investments	2.95	(.20)	(4.88)	(3.21)	4.60
Total from Investment Operations	3.16	(.06)	(4.66)	(2.94)	4.91
Distributions:
Dividends from
investment income—net	(.19)	(.14)	(.26)	(.29)	(.21)
Dividends from net realized
gain on investments	—	—	—	(1.91)	(1.89)
Total Distributions	(.19)	(.14)	(.26)	(2.20)	(2.10)
Net asset value, end of period	26.27	23.30	23.50	28.42	33.56
Total Return (%)[b]	13.52	(.29)	(16.14)	(9.39)	16.32
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.20	1.22	1.27	1.16	1.18
Ratio of net expenses
to average net assets	.98	1.05	1.26	1.16	1.18
Ratio of net investment income
to average net assets	.74	.56	1.09	.88	.94
Portfolio Turnover Rate	88.37	91.83	119.48	107.46	64.86
Net Assets, end of period ($ x 1,000)	599,377	541,877	505,409	526,723	433,687

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	22.28	22.53	27.23	32.21	29.62
Investment Operations:
Investment income (loss)—net[a]	(.06)	(.08)	.04	.02	.05
Net realized and unrealized
gain (loss) on investments	2.82	(.17)	(4.68)	(3.09)	4.43
Total from Investment Operations	2.76	(.25)	(4.64)	(3.07)	4.48
Distributions:
Dividends from investment income—net	—	—	(.06)	—	—
Dividends from net realized
gain on investments	—	—	—	(1.91)	(1.89)
Total Distributions	—	—	(.06)	(1.91)	(1.89)
Net asset value, end of period	25.04	22.28	22.53	27.23	32.21
Total Return (%)[b]	12.39	(1.11)	(16.98)	(10.12)	15.42
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.08	2.00	2.24	1.97	1.96
Ratio of net expenses
to average net assets	1.94	1.90	2.23	1.97	1.96
Ratio of net investment income
(loss) to average net assets	(.22)	(.32)	.18	.05	.16
Portfolio Turnover Rate	88.37	91.83	119.48	107.46	64.86
Net Assets, end of period ($ x 1,000)	2,221	4,353	7,850	16,480	16,606

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.
See notes to financial statements.

18

		Year Ended August 31,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	22.24	22.45	27.17	32.22	29.65
Investment Operations:
Investment income (loss)—net[a]	(.00)[b]	(.05)	.07	.04	.05
Net realized and unrealized
gain (loss) on investments	2.81	(.16)	(4.67)	(3.09)	4.44
Total from Investment Operations	2.81	(.21)	(4.60)	(3.05)	4.49
Distributions:
Dividends from investment income—net	(.00)[b]	—	(.12)	(.09)	(.03)
Dividends from net realized
gain on investments	—	—	—	(1.91)	(1.89)
Total Distributions	(.00)[b]	—	(.12)	(2.00)	(1.92)
Net asset value, end of period	25.05	22.24	22.45	27.17	32.22
Total Return (%)[c]	12.64	(.94)	(16.83)	(10.05)	15.45
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.93	1.95	2.04	1.92	1.91
Ratio of net expenses
to average net assets	1.73	1.80	2.03	1.91	1.91
Ratio of net investment income
(loss) to average net assets	(.01)	(.19)	.34	.13	.17
Portfolio Turnover Rate	88.37	91.83	119.48	107.46	64.86
Net Assets, end of period ($ x 1,000)	50,792	46,986	43,593	53,065	30,079

a	Based on average shares outstanding at each month end.
b	Amount represents less than $.01 per share.
c	Exclusive of sales charge.
See notes to financial statements.

The Fund	19

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class I Shares	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	23.31	23.48	28.45	33.58	30.78
Investment Operations:
Investment income—net[b]	.28	.21	.25	.24	.39
Net realized and unrealized
gain (loss) on investments	2.94	(.21)	(4.91)	(3.13)	4.59
Total from Investment Operations	3.22	—	(4.66)	(2.89)	4.98
Distributions:
Dividends from investment income—net	(.23)	(.17)	(.31)	(.33)	(.29)
Dividends from net realized
gain on investments	—	—	—	(1.91)	(1.89)
Total Distributions	(.23)	(.17)	(.31)	(2.24)	(2.18)
Net asset value, end of period	26.30	23.31	23.48	28.45	33.58
Total Return (%)	13.83	(.07)	(16.06)	(9.21)	16.57
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.10	1.12	1.12	1.11	1.00
Ratio of net expenses
to average net assets	.73	.82	1.11	1.09	1.00
Ratio of net investment income
to average net assets	.98	.81	1.25	1.02	1.14
Portfolio Turnover Rate	88.37	91.83	119.48	107.46	64.86
Net Assets, end of period ($ x 1,000)	123,565	68,071	35,976	79,567	7,200

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.
See notes to financial statements.

20

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Strategic Value Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering thirteen series, including the fund. The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 600 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (300 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized).Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years.The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications.The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

22

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value. All preceding securities are categorized as Level 1 in the hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

American Depository Receipts and futures contracts. Utilizing these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used as of August 31, 2011 in valuing the fund’s investments:

	Level 1—	Level 2—Other	Level 3—
	Unadjusted	Significant	Significant
	Quoted	Observable	Unobservable
	Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	768,668,677	—	—	768,668,677
Mutual Funds/
Exchange
Traded Funds	46,190,309	—	—	46,190,309

† See Statement of Investments for additional detailed categorizations.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”

24

(“ASU 2010-06”). The portions of ASU 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2011.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2011, The Bank of New York Mellon earned $16,673 from lending portfolio securities, pursuant to the securities lending agreement.

(c) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended August 31, 2011 were as follows:

Affiliated
Investment	Value				Value		Net
Company	8/31/2010	($)	Purchases ($)	Sales ($)	8/31/2011	($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	495,000		177,469,000	177,790,000	174,000.0
Dreyfus
Institutional
Cash
Advantage
Fund	3,332,626		529,792,170	490,982,485	42,142,311		5.4
Total	3,827,626		707,261,170	668,772,485	42,316,311		5.4

26

(d) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(e) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2011, the components of accumulated earnings on a tax basis were as follows: undistributed ordinary income $3,710,565, accumulated capital losses $47,474,086 and unrealized depreciation $16,134,977.

The accumulated capital loss carryover is available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to August 31, 2011. If not applied, $43,463,536 of the carryover expires in fiscal 2018.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

As a result of the fund’s merger with Dreyfus Premier Intrinsic Value Fund, capital losses of $4,010,550 are available to offset future gains, if any. Based on certain provisions in the Code, the amount of losses which can be utilized in subsequent years is subject to an annual lim-itation.This acquired capital loss will expire in fiscal 2015.

The tax character of distributions paid to shareholders during the fiscal periods ended August 31, 2011 and August 31, 2010 were as follows: ordinary income $5,000,829 and $3,335,689, respectively.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2011 was approximately $667,100 with a related weighted average annualized interest rate of 1.39%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Manager has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund until January 1, 2012, so that the net operating expenses of Class A, Class B, Class C and Class I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .98%, 1.94%, 1.73% and .73% of the value of the respective class shares average daily net

28

assets.The reduction in management fee, pursuant to the undertakings, amounted to $1,903,729 during the period ended August 31, 2011.

During the period ended August 31, 2011, the Distributor retained $45,257 from commissions earned on sales of the fund’s Class A shares, and $2,798 and $10,206 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended August 31, 2011, Class B and Class C shares were charged $26,104 and $422,800, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2011, Class A, Class B and Class C shares were charged $1,608,149, $8,701 and $140,934, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2011, the fund was charged $273,718 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2011, the fund was charged $41,828 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $1,890.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2011, the fund was charged $74,362 pursuant to the custody agreement.

During the period ended August 31, 2011, the fund was charged $7,225 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $479,529, Rule 12b-1 distribution plan fees $32,986, shareholder services plan fees $135,127, custodian fees $25,600, chief compliance officer fees $3,253 and transfer agency per account fees $48,772, which are offset against an expense reimbursement currently in effect in the amount of $211,926.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

30

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2011, amounted to $746,452,609 and $714,185,476, respectively.

At August 31, 2011, the cost of investments for federal income tax purposes was $830,993,963; accordingly, accumulated net unrealized depreciation on investments was $16,134,977, consisting of $39,604,620 gross unrealized appreciation and $55,739,597 gross unrealized depreciation.

NOTE 5—Plan of Reorganization:

On April 7, 2011, the fund’s Board of Directors authorized the fund to acquire the assets of two other Dreyfus-managed funds, Dreyfus Core Value Fund and Dreyfus Large Cap Value Fund (each an “Acquired Fund”), in separate tax-free reorganizations. The shareholders of each Acquired Fund approved the merger on August 11, 2011. On the date of the merger, the fund will acquire all of the assets of each Acquired Fund in exchange for Class A, C and I shares of the fund (and, with respect to the merger involving the Dreyfus Core Value Fund, Class B and Institutional shares of the fund) and the assumption by the fund of the respective Acquired Fund’s stated liabilities. Each Acquired Fund would then distribute those shares pro rata to holders of its corresponding classes of shares in liquidation of the respective Acquired Fund.The merger of Dreyfus Core Value Fund is expected to occur on or about November 16, 2011, and the merger of Dreyfus Large CapValue Fund is expected to occur on or about November 21, 2011.

The Fund	31

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Strategic Value Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus StrategicValue Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus StrategicValue Fund at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2011

32

IMPORTANT TAX INFORMATION (Unaudited)

For federal tax purposes, the fund hereby designates 100% of the ordinary dividends paid during the fiscal year ended August 31, 2011 as qualifying for the corporate dividends received deduction.Also certain dividends paid by the fund may be subject to a maximum tax rate of 15%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. Of the distributions paid during the fiscal year, $5,000,829 represents the maximum amount that may be considered qualified dividend income. Shareholders will receive notification in early 2012 of the percentage applicable to the preparation of their 2011 income tax returns.

The Fund	33

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 1, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

34

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of December 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board members discussed the results of the comparisons and noted that the fund’s total return performance was above the Performance Group and Performance Universe medians, ranking in the first quartile for most of the periods. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was above the Expense Group median, the fund’s actual management fee was above the Expense Group median and below the Expense Universe median and the fund’s total expenses were below the Expense Group and Expense Universe medians.

The Fund	35

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

A representative of Dreyfus noted that Dreyfus has contractually agreed to waive receipt of its fees and/or assume the expenses of the fund, until January 1, 2012, so that annual direct operating expenses of the fund’s Class A, B, C, and I shares (excluding taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) do not exceed .98%, 1.94%, 1.73%, and .73%, respectively, of the respective class shares average daily net assets.

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus. The Board also noted the expense limitation arrangement and its effect on Dreyfus’ profitability. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex.The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the

36

fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Dreyfus representatives noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Fund	37

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

38

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Peggy C. Davis (68)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53
———————
David P. Feldman (71)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 50

The Fund	39

BOARD MEMBERS INFORMATION (Unaudited) (continued)

Ehud Houminer (71)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 0
———————
Dr. Martin Peretz (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 35
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

40

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

The Fund	41

OFFICERS OF THE FUND (Unaudited) (continued)

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since August 2005.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

42

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients.  He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

The Fund	43

NOTES

Dreyfus
Technology Growth Fund

ANNUAL REPORT August 31, 2011

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Fund Performance
8	Understanding Your Fund’s Expenses
8	Comparing Your Fund’s Expenses With Those of Other Funds
9	Statement of Investments
12	Statement of Assets and Liabilities
13	Statement of Operations
14	Statement of Changes in Net Assets
16	Financial Highlights
20	Notes to Financial Statements
31	Report of Independent Registered Public Accounting Firm
32	Information About the Renewal of the Fund’s Management Agreement
36	Board Members Information
38	Officers of the Fund
FOR MORE INFORMATION
Back Cover

Dreyfus
Technology Growth Fund

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Technology Growth Fund, covering the 12-month period from September 1, 2010, through August 31, 2011. For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Although stocks rallied strongly through the first quarter of 2011 due to expectations of a more robust economic recovery, the reporting period ended amid sharply deteriorating investor sentiment due to disappointing economic data, an escalating sovereign debt crisis in Europe and a contentious debate regarding taxes, spending and borrowing in the United States. In the final month of the reporting period, a major credit rating agency downgraded U.S. long-term debt, marking the first time in history that U.S.Treasury securities were not assigned the highest possible credit rating. Stocks proved volatile in this tumultuous environment, as the stalled economy caused most market sectors to give back many of the reporting period’s previous gains.

The economic outlook currently is clouded by heightened market volatility and political infighting, but we believe that a sustained, moderate global expansion is more likely than a double-dip recession. Inflationary pressures appear to be waning in most countries, including the United States, as energy prices have retreated from their highs.The Federal Reserve Board has signaled its intention to maintain an aggressively accommodative monetary policy, which may help offset the financial stresses caused by recent fiscal policy choices in the United States and Europe. To assess how these and other developments may affect your investments, we encourage you, as always, to speak with your financial advisor.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2011

2

DISCUSSION OF FUND PERFORMANCE

For the period of September 1, 2010, through August 31, 2011, as provided by Barry K. Mills, CFA, Portfolio Manager

Fund and Market Performance Overview

For the 12-month period ended August 31, 2011, Dreyfus Technology Growth Fund’s Class A shares produced a total return of 14.87%, Class B shares returned 13.73%, Class C shares returned 13.89% and Class I shares returned 15.30%.1 In comparison, the fund’s benchmarks, the Morgan Stanley High Technology 35 Index (“MS High Tech 35 Index”) and the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”), produced total returns of 14.90% and 18.48%, respectively, over the same period.2,3

Although stocks generally rallied through the first quarter of 2011 as investors looked forward to a more robust economic recovery, disappointing economic data and other macroeconomic developments subsequently caused them to give back a portion of those gains. Technology stocks generally lagged market averages for the overall reporting period as investors shifted their focus to more defensive areas of the stock market.The fund’s Class A shares produced a return in line with the MS High Tech 35 Index, mainly due to investments in companies in the vanguard of emerging technological trends.

The Fund’s Investment Approach

The fund seeks capital appreciation by investing in growth companies of any size that we regard as leading producers or beneficiaries of technological innovation.The fund’s investment process centers on a multi-dimensional approach that looks for opportunities across emerging growth, cyclical or stable growth companies.The fund seeks companies that appear to have strong earnings momentum, positive earnings revisions, favorable growth, product or market cycles and/or favorable valuations.

Shifting Sentiment Sparked Heightened Volatility

Investors’ outlooks improved dramatically at the start of the reporting period when the Federal Reserve Board announced a second round of quantitative easing to jump-start the U.S. economy. Subsequent improve-

The Fund	3

DISCUSSION OF FUND PERFORMANCE (continued)

ments in economic data and corporate earnings lent further support to rising stock prices. The rally was interrupted in February 2011 when political unrest in the Middle East led to sharply rising crude oil prices, and again in March when devastating natural and nuclear disasters in Japan threatened one of the world’s largest economies. Nonetheless, stocks rebounded quickly from these unexpected shocks.

In late April, investor sentiment began to deteriorate in earnest when Greece appeared headed for default on its sovereign debt, U.S. economic data proved disappointing and the debate regarding U.S. government spending and borrowing intensified.Technology stocks suffered bouts of heightened volatility as newly risk-averse investors shifted their focus from economically sensitive industry groups to those that historically have held up well under uncertain conditions. In addition, the technology sector was dampened by disappointments among some large companies that may have been unprepared for the popularity of smartphones, tablet computers and the shift toward “cloud computing,” in which businesses manage data and applications over the Internet.

Accelerating Trends Lifted Several Fund Holdings

The fund’s results in a choppy investment environment were bolstered by its focus on companies at the forefront of these trends. Top performers over the first half of 2011 included semiconductor maker Motorola Mobility Holdings, which was buoyed by an acquisition offer from online media giant Google. Enterprise data management specialist Teradata benefited from robust demand for data warehousing and business intelligence applications. Video game maker Electronic Arts was bolstered by a new product cycle centered on digital downloads of gaming software. DVD rental giant Netflix continued to gain value as it built more robust on-demand streaming capabilities. In addition, the fund did not own some of the reporting period’s laggards, such as hardware manufacturer Hewlett-Packard, Blackberry maker Research In Motion and networking giant Cisco Systems.

Disappointments included Akamai Technologies, which suffered amid lower-than-expected demand for bandwidth among Internet content providers.The fund’s relative performance was undermined by its lack of exposure to Internet auction house eBay, which gained value due to strength in its electronic payments processing business. Finally, the fund was hurt by unfortunate timing in the purchase of graphics processor specialist NVIDIA.

4

Focusing on Secular Growth

Although technology stocks generally became more attractively valued by the reporting period’s end, we have maintained a highly selective approach.We have continued to focus on companies that we believe are poised to benefit from secular trends, such as cloud computing and greater adoption of mobile devices, rather than those that tend to rise and fall with the broader economy. Although we have established a correspondingly underweighted position among more mature companies that, in our analysis, are not as well positioned to participate in today’s technological trends, we are monitoring the fundamentals of semiconductor companies and capital goods producers for signs of a potential cyclical upturn as inventories become depleted. In our judgment, these strategies position the fund well for the future regardless of the near-term strength and sustainability of the economic recovery.

September 15, 2011

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
The technology sector has been among the most volatile sectors of the stock market.
Technology companies involve greater risk because their revenue and/or earnings tend to be less predictable and some companies may be experiencing significant losses.
1	Total return includes reinvestment of dividends and any capital gains paid, and does not take into consideration the maximum initial sales charge in the case of Class A shares, or the applicable contingent deferred sales charges imposed on redemptions in the case of Class B and Class C shares. Had these charges been reflected, returns would have been lower. Past performance is no guarantee of future results. Share price, yield and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: BLOOMBERG L.P. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Morgan Stanley High Technology 35 Index is an
unmanaged, equal dollar-weighted index of 35 stocks from the electronics-based subsectors.The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.
3	SOURCE: LIPPER INC. — Reflects monthly reinvestment of dividends and, where applicable, capital gain distributions.The Standard & Poor’s 500 Composite Stock Price Index is a widely accepted, unmanaged index of U.S. stock market performance.The index does not take into account fees and expenses to which the fund is subject. Investors cannot invest directly in any index.

The Fund	5

† Source: Bloomberg L.P.
†† Source: Lipper Inc.
Past performance is not predictive of future performance.
The above graph compares a $10,000 investment made in Class A, Class B, Class C and Class I shares of Dreyfus
Technology Growth Fund on 8/31/01 to a $10,000 investment made in each of the Standard & Poor’s 500
Composite Stock Price Index (the “S&P 500 Index”) and the Morgan Stanley High Technology 35 Index (the “MS
High Tech 35 Index”) on that date.All dividends and capital gain distributions are reinvested.
The fund’s performance shown in the line graph above takes into account the maximum initial sales charge on Class A shares and all other applicable fees and expenses on all classes. Performance for Class B shares assumes the conversion of
Class B shares to Class A shares at the end of the sixth year following the date of purchase.The S&P 500 Index is a widely accepted, unmanaged index of U.S. stock market performance.The MS High Tech 35 Index reflects reinvestment of net dividends and, where applicable, capital gain distributions.The MS High Tech 35 Index is an unmanaged, equal dollar-weighted index from the electronics-based subsectors. Unlike a mutual fund, the indices are not subject to charges, fees and other expenses. Investors cannot invest directly in any index. Further information relating to fund performance, including expense reimbursements, if applicable, is contained in the Financial Highlights section of the prospectus and elsewhere in this report.

6

Average Annual Total Returns as of 8/31/11

	1Year	5 Years	10 Years
Class A shares
with maximum sales charge (5.75%)	8.27%	3.89%	2.13%
without sales charge	14.87%	5.13%	2.74%
Class B shares
with applicable redemption charge †	9.73%	3.66%	2.11%
without redemption	13.73%	4.01%	2.11%
Class C shares
with applicable redemption charge ††	12.89%	4.18%	1.80%
without redemption	13.89%	4.18%	1.80%
Class I shares	15.30%	5.55%	3.18%
Morgan Stanley High
Technology 35 Index	14.90%	3.89%	2.74%
Standard & Poor’s 500
Composite Stock Price Index	18.48%	0.78%	2.70%

Past performance is not predictive of future performance.The fund’s performance shown in the graph and table does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

†	The maximum contingent deferred sales charge for Class B shares is 4%.After six years Class B shares convert to
Class A shares.
††	The maximum contingent deferred sales charge for Class C shares is 1% for shares redeemed within one year of the date of purchase.

The Fund	7

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Technology Growth Fund from March 1, 2011 to August 31, 2011. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$6.66	$10.50	$10.46	$4.87
Ending value (after expenses)	$872.60	$868.90	$869.00	$874.40

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2011

	Class A	Class B	Class C	Class I
Expenses paid per $1,000†	$7.17	$11.32	$11.27	$5.24
Ending value (after expenses)	$1,018.10	$1,013.96	$1,014.01	$1,020.01

† Expenses are equal to the fund’s annualized expense ratio of 1.41% for Class A, 2.23% for Class B, 2.22% for
Class C and 1.03% for Class I, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

8

STATEMENT OF INVESTMENTS
August 31, 2011

Common Stocks—95.4%	Shares	Value ($)
Consumer Discretionary—8.7%
Amazon.com	76,180[a]	16,400,792
Priceline.com	13,330[a]	7,161,676
		23,562,468
Information Technology—86.7%
Accenture, Cl. A	151,080	8,096,377
Akamai Technologies	394,350[a]	8,652,039
Apple	37,008[a]	14,241,789
Atmel	591,120[a]	5,385,103
BMC Software	197,691[a]	8,028,232
Citrix Systems	63,370[a]	3,829,449
Cognizant Technology Solutions, Cl. A	92,547[a]	5,872,107
Corning	445,230[b]	6,691,807
Cree	166,670[a,b]	5,405,108
Electronic Arts	468,118[a]	10,570,104
EMC	242,590[a]	5,480,108
F5 Networks	133,090[a]	10,862,806
Fortinet	148,040[a]	2,832,005
Google, Cl. A	21,068[a]	11,396,945
Informatica	143,420[a]	5,992,088
International Business Machines	89,750	15,428,922
Logmein	84,390[a,b]	2,637,188
Motorola Mobility Holdings	197,527[a]	7,450,718
NetApp	240,950[a]	9,064,539
Oracle	449,226	12,609,774
Paychex	252,300	6,807,054

The Fund	9

STATEMENT OF INVESTMENTS (continued)

Common Stocks (continued)	Shares		Value ($)
Information Technology (continued)
QUALCOMM	343,970		17,700,696
Riverbed Technology	428,720	[a,b]	10,623,682
Salesforce.com	76,780	[a,b]	9,885,425
SanDisk	244,890	[a]	8,975,219
Taleo, Cl. A	134,970	[a,b]	3,483,576
Teradata	172,030	[a]	9,007,491
VMware, Cl. A	73,050	[a,b]	6,892,998
			233,903,349
Total Common Stocks
(cost $232,444,585)			257,465,817

Limited Partnership Interests—.5%
Information Technology
Bluestream Ventures, LPa,d			1,377,689
Ingenex, LPa,d			0
Total Limited Partnership Interests
(cost $2,540,019)			1,377,689

Other Investment—3.6%
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $9,636,000)	9,636,000	[c]	9,636,000

10

Investment of Cash Collateral
for Securities Loaned—8.1%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Cash Advantage Fund
(cost $21,812,769)	21,812,769[c]	21,812,769
Total Investments (cost $266,433,373)	107.6%	290,292,275
Liabilities, Less Cash and Receivables	(7.6%)	(20,409,501)
Net Assets	100.0%	269,882,774

a Non-income producing security.
b Security, or portion thereof, on loan.At August 31, 2011, the value of the fund’s securities on loan was
$21,689,614 and the value of the collateral held by the fund was $21,812,769.
c Investment in affiliated money market mutual fund.
d Securities restricted as to public resale. Investment in restricted securities with aggregate value of $1,377,689 representing .5% of net assets (see below).

Issuer	Acquisition Date	Cost ($)	Valuation ($)†
Bluestream Ventures, LP	4/30/2004-6/11/2008	2,540,019	1,377,689
Ingenex, LP	4/30/2004	0	0

† The valuation of these securities has been determined in good faith by management under the direction of the
Board of Directors.

Portfolio Summary (Unaudited)††
	Value (%)		Value (%)
Information Technology	87.2	Consumer Discretionary	8.7
Money Market Investments	11.7		107.6
†† Based on net assets.
See notes to financial statements.

The Fund	11

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2011

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $21,689,614)—Note 1(c):
Unaffiliated issuers			234,984,604	258,843,506
Affiliated issuers			31,448,769	31,448,769
Cash				185,481
Receivable for investment securities sold				2,914,059
Dividends and securities lending income receivable				165,344
Receivable for shares of Common Stock subscribed				91,515
Prepaid expenses				48,144
				293,696,818
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				305,936
Liability for securities on loan—Note 1(c)				21,812,769
Payable for shares of Common Stock redeemed				865,568
Payable for investment securities purchased				579,935
Accrued expenses				249,836
				23,814,044
Net Assets ($)				269,882,774
Composition of Net Assets ($):
Paid-in capital				339,559,719
Accumulated net realized gain (loss) on investments				(93,535,847)
Accumulated net unrealized appreciation
(depreciation) on investments				23,858,902
Net Assets ($)				269,882,774

Net Asset Value Per Share
	Class A	Class B	Class C	Class I
Net Assets ($)	226,016,109	980,239	27,954,324	14,932,102
Shares Outstanding	7,640,640	37,439	1,055,695	480,816
Net Asset Value Per Share ($)	29.58	26.18	26.48	31.06

See notes to financial statements.

12

STATEMENT OF OPERATIONS
Year Ended August 31, 2011

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,843,602
Affiliated issuers	24,064
Income from securities lending—Note 1(c)	49,652
Total Income	1,917,318
Expenses:
Management fee—Note 3(a)	2,517,834
Shareholder servicing costs—Note 3(c)	1,809,259
Distribution fees—Note 3(b)	238,994
Registration fees	59,747
Professional fees	55,369
Prospectus and shareholders’ reports	44,526
Custodian fees—Note 3(c)	26,161
Directors’ fees and expenses—Note 3(d)	17,047
Loan commitment fees—Note 2	6,283
Interest expense—Note 2	2,295
Miscellaneous	27,039
Total Expenses	4,804,554
Less—reduction in fees due to earnings credits—Note 3(c)	(2,481)
Net Expenses	4,802,073
Investment (Loss)—Net	(2,884,755)
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	54,452,468
Net unrealized appreciation (depreciation) on investments	(4,148,147)
Net Realized and Unrealized Gain (Loss) on Investments	50,304,321
Net Increase in Net Assets Resulting from Operations	47,419,566

See notes to financial statements.

The Fund	13

STATEMENT OF CHANGES IN NET ASSETS

	Year Ended August 31,
	2011	2010
Operations ($):
Investment (loss)—net	(2,884,755)	(3,055,240)
Net realized gain (loss) on investments	54,452,468	44,043,141
Net unrealized appreciation
(depreciation) on investments	(4,148,147)	2,028,102
Net Increase (Decrease) in Net Assets
Resulting from Operations	47,419,566	43,016,003
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	73,277,053	63,577,756
Class B Shares	119,693	62,278
Class C Shares	6,194,425	2,226,125
Class I Shares	17,293,125	2,209,883
Cost of shares redeemed:
Class A Shares	(134,780,551)	(72,968,858)
Class B Shares	(1,911,070)	(2,352,700)
Class C Shares	(4,591,033)	(4,314,517)
Class I Shares	(5,485,144)	(1,307,828)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(49,883,502)	(12,867,861)
Total Increase (Decrease) in Net Assets	(2,463,936)	30,148,142
Net Assets ($):
Beginning of Period	272,346,710	242,198,568
End of Period	269,882,774	272,346,710

14

	Year Ended August 31,
	2011	2010
Capital Share Transactions :
Class Aa
Shares sold	2,332,287	2,519,878
Shares redeemed	(4,126,739)	(2,986,756)
Net Increase (Decrease) in Shares Outstanding	(1,794,452)	(466,878)
Class Ba
Shares sold	4,231	2,154
Shares redeemed	(66,286)	(108,462)
Net Increase (Decrease) in Shares Outstanding	(62,055)	(106,308)
Class C
Shares sold	212,946	94,331
Shares redeemed	(158,309)	(192,046)
Net Increase (Decrease) in Shares Outstanding	54,637	(97,715)
Class I
Shares sold	501,403	86,308
Shares redeemed	(160,979)	(50,098)
Net Increase (Decrease) in Shares Outstanding	340,424	36,210

a During the period ended August 31, 2011, 32,681 Class B shares representing $945,338 were automatically converted to 29,067 Class A shares and during the period ended August 31, 2010, 59,639 Class B shares representing $1,280,271 were automatically converted to 53,689 Class A shares.

See notes to financial statements.

The Fund	15

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

		Year Ended August 31,
Class A Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	25.75	21.63	24.63	27.18	23.03
Investment Operations:
Investment (loss)—net[a]	(.25)	(.27)	(.13)	(.15)	(.21)
Net realized and unrealized
gain (loss) on investments	4.08	4.39	(2.87)	(2.40)	4.36
Total from Investment Operations	3.83	4.12	(3.00)	(2.55)	4.15
Net asset value, end of period	29.58	25.75	21.63	24.63	27.18
Total Return (%)[b]	14.87	19.05	(12.22)	(9.35)	18.02
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.36	1.51	1.70	1.52	1.46
Ratio of net expenses
to average net assets	1.36	1.51	1.67	1.44	1.42
Ratio of net investment (loss)
to average net assets	(.79)	(1.09)	(.72)	(.59)	(.82)
Portfolio Turnover Rate	90.28	110.92	122.48	126.37	28.80
Net Assets, end of period ($ x 1,000)	226,016	242,999	214,170	257,360	366,083

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

16

		Year Ended August 31,
Class B Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	23.02	19.55	22.57	25.10	21.51
Investment Operations:
Investment (loss)—net[a]	(.49)	(.48)	(.33)	(.34)	(.43)
Net realized and unrealized
gain (loss) on investments	3.65	3.95	(2.69)	(2.19)	4.02
Total from Investment Operations	3.16	3.47	(3.02)	(2.53)	3.59
Net asset value, end of period	26.18	23.02	19.55	22.57	25.10
Total Return (%)[b]	13.73	17.75	(13.38)	(10.08)	16.69
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.35	2.62	3.03	2.38	2.51
Ratio of net expenses
to average net assets	2.35	2.62	3.00	2.30	2.47
Ratio of net investment (loss)
to average net assets	(1.78)	(2.25)	(2.03)	(1.46)	(1.91)
Portfolio Turnover Rate	90.28	110.92	122.48	126.37	28.80
Net Assets, end of period ($ x 1,000)	980	2,290	4,024	8,634	18,097

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

The Fund	17

FINANCIAL HIGHLIGHTS (continued)

		Year Ended August 31,
Class C Shares	2011	2010	2009	2008	2007
Per Share Data ($):
Net asset value, beginning of period	23.25	19.71	22.69	25.24	21.58
Investment Operations:
Investment (loss)—net[a]	(.47)	(.45)	(.29)	(.34)	(.40)
Net realized and unrealized
gain (loss) on investments	3.70	3.99	(2.69)	(2.21)	4.06
Total from Investment Operations	3.23	3.54	(2.98)	(2.55)	3.66
Net asset value, end of period	26.48	23.25	19.71	22.69	25.24
Total Return (%)[b]	13.89	17.96	(13.13)	(10.10)	16.96
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	2.21	2.44	2.76	2.37	2.32
Ratio of net expenses
to average net assets	2.21	2.43	2.73	2.28	2.28
Ratio of net investment (loss)
to average net assets	(1.63)	(2.03)	(1.78)	(1.43)	(1.69)
Portfolio Turnover Rate	90.28	110.92	122.48	126.37	28.80
Net Assets, end of period ($ x 1,000)	27,954	23,274	21,655	29,434	40,090

a	Based on average shares outstanding at each month end.
b	Exclusive of sales charge.

See notes to financial statements.

18

		Year Ended August 31,
Class I Shares	2011	2010	2009	2008	2007[a]
Per Share Data ($):
Net asset value, beginning of period	26.94	22.55	25.54	28.08	23.71
Investment Operations:
Investment (loss)—net[b]	(.14)	(.20)	(.07)	(.06)	(.11)
Net realized and unrealized
gain (loss) on investments	4.26	4.59	(2.92)	(2.48)	4.48
Total from Investment Operations	4.12	4.39	(2.99)	(2.54)	4.37
Net asset value, end of period	31.06	26.94	22.55	25.54	28.08
Total Return (%)	15.30	19.47	(11.71)	(9.04)	18.43
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.01	1.19	1.28	1.24	1.08
Ratio of net expenses
to average net assets	1.01	1.19	1.24	1.16	1.04
Ratio of net investment (loss)
to average net assets	(.42)	(.76)	(.39)	(.22)	(.44)
Portfolio Turnover Rate	90.28	110.92	122.48	126.37	28.80
Net Assets, end of period ($ x 1,000)	14,932	3,782	2,350	21,889	5,458

a	Effective June 1, 2007, Class R shares were redesignated as Class I shares.
b	Based on average shares outstanding at each month end.

See notes to financial statements.

The Fund	19

NOTES TO FINANCIAL STATEMENTS

NOTE 1—Significant Accounting Policies:

Dreyfus Technology Growth Fund (the “fund”) is a separate diversified series of Advantage Funds, Inc. (the “Company”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company that offers thirteen series, including the fund.The fund’s investment objective is to seek capital appreciation. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares. The fund is authorized to issue 500 million shares of $.001 par value Common Stock.The fund currently offers four classes of shares: Class A (200 million shares authorized), Class B (100 million shares authorized), Class C (100 million shares authorized) and Class I (100 million shares authorized). Class A shares are subject to a sales charge imposed at the time of purchase. Class B shares are subject to a contingent deferred sales charge (“CDSC”) imposed on Class B share redemptions made within six years of purchase and automatically convert to Class A shares after six years. The fund no longer offers Class B shares, except in connection with dividend reinvestment and permitted exchanges of Class B shares. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Company accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are

20

charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions.Actual results could differ from those estimates.

The Company enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

The Fund	21

NOTES TO FINANCIAL STATEMENTS (continued)

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on an exchange are valued at their net asset value.All preceding securities are categorized as Level 1 in the hierarchy.

Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. Utilizing

22

these techniques may result in transfers between Level 1 and Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers.These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

For restricted securities where observable inputs are limited, assumptions about market activity and risk are used and are categorized as Level 3 in the hierarchy.

The following is a summary of the inputs used as of August 31, 2011 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	257,465,817	—	—	257,465,817
Limited Partnership
Interests†	—	—	1,377,689	1,377,689
Mutual Funds	31,448,769	—	—	31,448,769

†	See Statement of Investments for additional detailed categorizations.

The Fund	23

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Limited Partnership
Interests ($)
Balance as of 8/31/2010	1,854,217
Realized gain (loss)	1,021,103
Change in unrealized appreciation (depreciation)	164,768
Purchases	—
Sales	(1,662,399)
Transfers into Level 3	—
Transfers out of Level 3	—
Balance as of 8/31/2011	1,377,689
The amount of total gains (losses) for the period
included in earnings attributable to the change in
unrealized gains (losses) relating to investments
still held at 8/31/2011	164,768

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements” (“ASU 2010-06”). ASU 2010-06 require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2011. ASU No. 2010-06 also requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements.These new and revised disclosures have been adopted by the fund.

In May 2011, FASB issued ASU No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“IFRS”)” (“ASU 2011-04”). ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within

24

Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers in and out of Level 1 and Level 2 fair value measurements.The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU 2011-04 and its impact on the financial statements.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement dates, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The Fund	25

NOTES TO FINANCIAL STATEMENTS (continued)

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2011, The Bank of New York Mellon earned $16,551 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended August 31, 2011 were as follows:

Affiliated
Investment	Value			Value	Net
Company	8/31/2010 ($)	Purchases ($)	Sales ($)	8/31/2011 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market
Fund	10,784,000	172,372,000	173,520,000	9,636,000	3.6
Dreyfus
Institutional
Cash
Advantage
Fund	10,791,457	385,415,789	374,394,477	21,812,769	8.1
Total	21,575,457	557,787,789	547,914,477	31,448,769	11.7

26

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2011, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the four-year period ended August 31, 2011 remains subject to examination by the Internal Revenue Service and state taxing authorities.

At August 31, 2011, the components of accumulated earnings on a tax basis were as follows: accumulated capital losses $89,102,131 and unrealized appreciation $19,425,186.

The accumulated capital loss carryover is available for federal income tax purposes subject to annual limitations on the utilization pursuant to Section 382 of the Internal Revenue Code. If not applied, $73,225,503 of the carryover expires in fiscal 2012, $15,159,711 expires in fiscal 2017 and $716,917 expires in fiscal 2018.

The Fund	27

NOTES TO FINANCIAL STATEMENTS (continued)

During the period ended August 31, 2011, as a result of permanent book to tax differences, primarily due to the tax treatment for net operating losses, limited partnerships and a capital loss carryover expiration, the fund increased accumulated undistributed investment income-net by $2,884,755, increased accumulated net realized gain (loss) on investments by $18,169,135 and decreased paid-in capital by $21,053,890. Net assets and net asset value per share were not affected by this reclassification.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility led by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing.

The average amount of borrowings outstanding under the Facilities during the period ended August 31, 2011 was approximately $163,300 with a related weighted average annualized interest rate of 1.41%.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.

During the period ended August 31, 2011, the Distributor retained $22,460 from commissions earned on sales of the fund’s Class A shares and $3,297 and $3,311 from CDSCs on redemptions of the fund’s Class B and Class C shares, respectively.

28

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the Distributor for distributing their shares at an annual rate of .75% of the value of the average daily net assets of Class B and Class C shares. During the period ended August 31, 2011, Class B and Class C shares were charged $14,275 and $224,719, respectively, pursuant to the Plan.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended August 31, 2011, Class A, Class B and Class C shares were charged $730,947, $4,758 and $74,907, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2011, the fund was charged $182,161 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

The Fund	29

NOTES TO FINANCIAL STATEMENTS (continued)

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2011, the fund was charged $54,435 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $2,481.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2011, the fund was charged $26,161 pursuant to the custody agreement.

During the period ended August 31, 2011, the fund was charged $7,225 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $169,199, Rule 12b-1 distribution plan fees $17,962, shareholder services plan fees $53,292, custodian fees $8,000, chief compliance officer fees $3,253 and transfer agency per account fees $54,230.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2011 amounted to $288,095,002 and $333,106,238, respectively.

At August 31, 2011, the cost of investments for federal income tax purposes was $270,867,089; accordingly, accumulated net unrealized appreciation on investments was $19,425,186, consisting of $47,374,448 gross unrealized appreciation and $27,949,262 gross unrealized depreciation.

30

REPORT OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Shareholders and Board of Directors
Dreyfus Technology Growth Fund

We have audited the accompanying statement of assets and liabilities, including the statement of investments, of Dreyfus Technology Growth Fund (one of the series comprising Advantage Funds, Inc.) as of August 31, 2011, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein.These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of August 31, 2011 by correspondence with the custodian and others.We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Technology Growth Fund at August 31, 2011, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with U.S. generally accepted accounting principles.

New York, New York
October 27, 2011

The Fund	31

INFORMATION ABOUT THE RENEWAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board of Directors held on March 1, 2011, the Board considered the renewal of the fund’s Management Agreement pursuant to which Dreyfus provides the fund with investment advisory and administrative services (the “Agreement”). The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In considering the renewal of the Agreement, the Board considered all factors that it believed to be relevant, including those discussed below.The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund.The Board members considered information previously provided to them in presentations from representatives of Dreyfus regarding the nature, extent, and quality of the services provided to funds in the Dreyfus fund complex, and representatives of Dreyfus confirmed that there had been no material changes in this information. Dreyfus provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. Dreyfus also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the Dreyfus fund complex and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including the distribution channel(s) for the fund.

The Board members also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that Dreyfus also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements.The Board members also considered Dreyfus’ extensive administrative, accounting, and compliance infrastructures.The Board also considered portfolio management’s brokerage policies and practices (including policies and practices regarding soft dollars) and the standards applied in seeking best execution.

32

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board members reviewed reports prepared by Lipper, Inc. (“Lipper”), an independent provider of investment company data, which included information comparing (1) the fund’s performance with the performance of a group of comparable funds (the “Performance Group”) and with a broader group of funds (the “Performance Universe”), all for various periods ended December 31, 2010, and (2) the fund’s actual and contractual management fees and total expenses with those of a group of comparable funds (the “Expense Group”) and with a broader group of funds (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Lipper as of December 31, 2010. Dreyfus previously had furnished the Board with a description of the methodology Lipper used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Dreyfus representatives stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations that may be applicable to the fund and comparison funds. The Board members discussed the results of the comparisons and noted that the fund’s total return performance was at or above the Performance Group and Performance Universe medians for most of the periods (in the first quartile of the Performance Group and Performance Universe for the one- and three-year periods). Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also reviewed the range of actual and contractual management fees and total expenses of the Expense Group and Expense Universe funds and discussed the results of the comparisons. They noted that the fund’s contractual management fee was below the Expense Group median and that the fund’s actual management fee and total expense ratio were below the Expense Group and Expense Universe medians.

The Fund	33

INFORMATION ABOUT THE RENEWAL OF THE FUND’S
MANAGEMENT AGREEMENT (Unaudited) (continued)

Representatives of Dreyfus reviewed with the Board members the management or investment advisory fees (1) paid by funds advised or administered by Dreyfus that are in the same Lipper category as the fund and (2) paid to Dreyfus or the Dreyfus-affiliated primary employer of the fund’s primary portfolio manager for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the Similar Clients.They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors.The Board members considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness and reasonableness of the fund’s management fee.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the expenses allocated and profit received by Dreyfus and the resulting profitability percentage for managing the fund, and the method used to determine the expenses and profit.The Board concluded that the profitability results were not unreasonable, given the services rendered and service levels provided by Dreyfus.The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board’s counsel stated that the Board members should consider the profitability analysis (1) as part of their evaluation of whether the fees under the Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services, and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders.They also noted that, as a result of shared and allocated costs among funds in the Dreyfus funds complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide

34

assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level.The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreement. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s performance.

  The Board concluded that the fee paid to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the fee rate charged to the fund pursuant to the Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year. In addition, it should be noted that the Board’s consideration of the contractual fee arrangements for this fund had the benefit of a number of years of reviews of prior or similar agreements during which lengthy discussions took place between the Board members and Dreyfus representatives. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board members’ conclusions may be based, in part, on their consideration of the same or similar arrangements in prior years. The Board members determined that renewal of the Agreement was in the best interests of the fund and its shareholders.

The Fund	35

BOARD MEMBERS INFORMATION (Unaudited)

Joseph S. DiMartino (67)
Chairman of the Board (1995)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• CBIZ (formerly, Century Business Services, Inc.), a provider of outsourcing functions for small and medium size companies, Director (1997-present)
• Sunair Services Corporation, a provider of certain outdoor-related services to homes and businesses, Director (2005-2009)
• The Newark Group, a provider of a national market of paper recovery facilities, paperboard mills and paperboard converting plants, Director (2000-2010)
No. of Portfolios for which Board Member Serves: 167
———————
Peggy C. Davis (68)
Board Member (2006)
Principal Occupation During Past 5Years:
• Shad Professor of Law, New York University School of Law
• Writer and teacher in the fields of evidence, constitutional theory, family law, social sciences and the law, legal process and professional methodology and training
No. of Portfolios for which Board Member Serves: 53
———————
David P. Feldman (71)
Board Member (1996)
Principal Occupation During Past 5Years:
• Corporate Director and Trustee
Other Public Company Board Memberships During Past 5Years:
• BBH Mutual Funds Group (4 registered mutual funds), Director (1992-present)
• QMed, Inc. a healthcare company, Director (1999-2007)
No. of Portfolios for which Board Member Serves: 50

36

Ehud Houminer (71)
Board Member (1993)
Principal Occupation During Past 5Years:
• Executive-in-Residence at the Columbia Business School, Columbia University (1992-present)
Other Public Company Board Memberships During Past 5Years:
• Avnet Inc., an electronics distributor, Director (1993-present)
No. of Portfolios for which Board Member Serves: 64
———————
Dr. Martin Peretz (72)
Board Member (2006)
Principal Occupation During Past 5Years:
• Editor-in-Chief Emeritus of The New Republic Magazine (2010-present) (previously,
Editor-in-Chief, 1974-2010)
• Director of TheStreet.com, a financial information service on the web (1996-present)
No. of Portfolios for which Board Member Serves: 35
———————

Once elected all Board Members serve for an indefinite term, but achieve Emeritus status upon reaching age 80.The address of the Board Members and Officers is in c/o The Dreyfus Corporation, 200 Park Avenue, NewYork, NewYork 10166.Additional information about the Board Members is available in the fund’s Statement of Additional Information which can be obtained from Dreyfus free of charge by calling this toll free number: 1-800-DREYFUS.

James F. Henry, Emeritus Board Member
Dr. Paul A. Marks, Emeritus Board Member
Gloria Messinger, Emeritus Board Member

The Fund	37

OFFICERS OF THE FUND (Unaudited)

BRADLEY J. SKAPYAK, President since January 2010.

Chief Operating Officer and a director of the Manager since June 2009. From April 2003 to June 2009, Mr. Skapyak was the head of the Investment Accounting and Support Department of the Manager. He is an officer of 75 investment companies (comprised of 167 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since February 1988.

MICHAEL A. ROSENBERG, Vice President and Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 51 years old and has been an employee of the Manager since October 1991.

KIESHA ASTWOOD, Vice President and Assistant Secretary since January 2010.

Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 38 years old and has been an employee of the Manager since July 1995.

JAMES BITETTO, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon and Secretary of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 45 years old and has been an employee of the Manager since December 1996.

JONI LACKS CHARATAN, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 55 years old and has been an employee of the Manager since October 1988.

JOSEPH M. CHIOFFI, Vice President and Assistant Secretary since August 2005.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 49 years old and has been an employee of the Manager since June 2000.

KATHLEEN DENICHOLAS, Vice President and Assistant Secretary since January 2010.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 36 years old and has been an employee of the Manager since February 2001.

JANETTE E. FARRAGHER, Vice President and Assistant Secretary since August 2005.

Assistant General Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 48 years old and has been an employee of the Manager since February 1984.

JOHN B. HAMMALIAN, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 48 years old and has been an employee of the Manager since February 1991.

M. CRISTINA MEISER, Vice President and Assistant Secretary since January 2010.

Senior Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. She is 41 years old and has been an employee of the Manager since August 2001.

38

ROBERT R. MULLERY, Vice President and Assistant Secretary since August 2005.

Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 59 years old and has been an employee of the Manager since May 1986.

JEFF PRUSNOFSKY, Vice President and Assistant Secretary since August 2005.

Senior Managing Counsel of BNY Mellon, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 46 years old and has been an employee of the Manager since October 1990.

JAMES WINDELS, Treasurer since November 2001.

Director – Mutual Fund Accounting of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since April 1985.

RICHARD CASSARO, Assistant Treasurer since January 2008.

Senior Accounting Manager – Money Market and Municipal Bond Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 52 years old and has been an employee of the Manager since September 1982.

GAVIN C. REILLY, Assistant Treasurer since December 2005.

Tax Manager of the Investment Accounting and Support Department of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 43 years old and has been an employee of the Manager since April 1991.

ROBERT ROBOL, Assistant Treasurer since August 2005.

Senior Accounting Manager – Fixed Income Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 47 years old and has been an employee of the Manager since October 1988.

ROBERT SALVIOLO, Assistant Treasurer since July 2007.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since June 1989.

ROBERT SVAGNA, Assistant Treasurer since December 2002.

Senior Accounting Manager – Equity Funds of the Manager, and an officer of 76 investment companies (comprised of 192 portfolios) managed by the Manager. He is 44 years old and has been an employee of the Manager since November 1990.

The Fund	39

OFFICERS OF THE FUND (Unaudited) (continued)

JOSEPH W. CONNOLLY, Chief Compliance Officer since October 2004.

Chief Compliance Officer of the Manager and The Dreyfus Family of Funds (76 investment companies, comprised of 192 portfolios). From November 2001 through March 2004, Mr. Connolly was first Vice-President, Mutual Fund Servicing for Mellon Global Securities Services. In that capacity, Mr. Connolly was responsible for managing Mellon’s Custody, Fund Accounting and Fund Administration services to third-party mutual fund clients. He is 54 years old and has served in various capacities with the Manager since 1980, including manager of the firm’s Fund Accounting Department from 1997 through October 2001.

STEPHEN J. STOREN, Anti-Money Laundering Compliance Officer since May 2011.

Chief Compliance Officer of the Distributor, and the Anti-Money Laundering Compliance Officer of 72 investment companies (comprised of 188 portfolios) managed by the Manager. He is 56 years old and has been an employee of the Distributor since October 1999.

40

For More Information

Telephone Call your financial representative or 1-800-DREYFUS

Mail The Dreyfus Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at http://www.dreyfus.com and on the SEC’s website at http://www.sec.gov. The description of the policies and procedures is also available without charge, upon request, by calling 1-800-DREYFUS.

Item 2.                        Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.  There have been no amendments to, or waivers in connection with, the Code of Ethics during the period covered by this Report.

Item 3.                        Audit Committee Financial Expert.

The Registrant's Board has determined that David P. Feldman, a member of the Audit Committee of the Board, is an audit committee financial expert as defined by the Securities and Exchange Commission (the "SEC").  Mr. David P. Feldman is "independent" as defined by the SEC for purposes of audit committee financial expert determinations.

Item 4.                        Principal Accountant Fees and Services.

(a)  Audit Fees.  The aggregate fees billed for each of the last two fiscal years (the "Reporting Periods") for professional services rendered by the Registrant's principal accountant (the "Auditor") for the audit of the Registrant's annual financial statements or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $200,225 in 2010 and $222,792 in 2011.

(b)  Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by the Auditor that are reasonably related to the performance of the audit of the Registrant's financial statements and are not reported under paragraph (a) of this Item 4 were $43,674 in 2010 and $48,000 in 2011. These services consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the Investment Company Act of 1940, as amended, (iii) advisory services as to the accounting or disclosure treatment of Registrant transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Registrant of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies.

The aggregate fees billed in the Reporting Periods for non-audit assurance and related services by the Auditor to the Registrant's investment adviser (not including any sub-investment adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Registrant ("Service Affiliates"), that were reasonably related to the performance of the annual audit of the Service Affiliate, which required pre-approval by the Audit Committee were $- in 2010 and $- in 2011.

(c)  Tax Fees.  The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice, and tax planning ("Tax Services") were $25,525 in 2010 and $24,023 in 2011. These services consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held, and (iv) determination of Passive Foreign Investment Companies. The aggregate fees billed in the Reporting Periods for Tax Services by the Auditor to Service Affiliates, which required pre-approval by the Audit Committee were $- in 2010 and $- in 2011.

(d)  All Other Fees.  The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item, were $4,672 in 2010 and $1,424 in 2011. These services consisted of a review of the Registrant's anti-money laundering program.

The aggregate fees billed in the Reporting Periods for Non-Audit Services by the Auditor to Service Affiliates, other than the services reported in paragraphs (b) through (c) of this Item, which required pre-approval by the Audit Committee, were $- in 2010 and $- in 2011.

(e)(1) Audit Committee Pre-Approval Policies and Procedures. The Registrant's Audit Committee has established policies and procedures (the "Policy") for pre-approval (within specified fee limits) of the Auditor's engagements for non-audit services to the Registrant and Service Affiliates without specific case-by-case consideration. The pre-approved services in the Policy can include pre-approved audit services, pre-approved audit-related services, pre-approved tax services and pre-approved all other services.  Pre-approval considerations include whether the proposed services are compatible with maintaining the Auditor's independence.  Pre-approvals pursuant to the Policy are considered annually.

(e)(2) Note: None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None of the hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal account's full-time, permanent employees.

Non-Audit Fees. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to Service Affiliates, for the Reporting Periods were $28,173,266 in 2010 and $16,103,335 in 2011.

Auditor Independence. The Registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Auditor's independence.

Item 5.                        Audit Committee of Listed Registrants.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 6.                        Investments.

(a)                    Not applicable.

Item 7.            Disclosure of Proxy Voting Policies and Procedures for Closed-End Management            Investment Companies.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 8.                        Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.  [CLOSED-END FUNDS ONLY, beginning with reports for periods ended on and after December 31, 2005]

Item 9.                        Purchases of Equity Securities by Closed-End Management Investment Companies and             Affiliated Purchasers.

                        Not applicable.  [CLOSED-END FUNDS ONLY]

Item 10.          Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.          Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.          Exhibits.

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Advantage Funds, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 24, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date:	October 24, 2011

By: /s/ James Windels
James Windels, Treasurer
Date:	October 24, 2011

EXHIBIT INDEX

(a)(1)   Code of ethics referred to in Item 2.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)